Prospectuses and Statements of Additional Information for

FEDERAL LIFE VARIABLE ANNUITY
ACCOUNT — A

and

FEDERAL LIFE TRUST

December 15, 2008

INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY
FEDERAL LIFE INSURANCE COMPANY (MUTUAL)
AND THROUGH
FEDERAL LIFE VARIABLE ANNUITY ACCOUNT — A

This prospectus provides information about Federal Life Variable Annuity Account — A, the individual variable deferred annuity contract and Federal Life Insurance Company (Mutual) that you should know before investing in the contract, including a description of the material rights and obligations under the contract.

It is important that you read the contract. Your contract is the formal contractual agreement between you and Federal Life Insurance Company (Mutual). Where the description of the terms of the contract contained in the prospectus and the terms of the contract differ, the contract will control. This prospectus describes the material rights and obligations under the contract and is meant to help you decide if the contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about Federal Life Variable Annuity Account — A can be found in the Statement of Additional Information (the “SAI”) dated December 15, 2008 that is available upon request without charge. To obtain a copy, please contact us at: 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750.

The SAI is incorporated by reference into this prospectus and is legally part of this prospectus, and its table of contents is listed on page 23. The prospectus and the SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or determined if this prospectus is truthful or complete. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted. Please note that the contracts and the investment choices:

•	Are not insured by the Federal Deposit Insurance Corporation (FDIC)

•	Are not bank/credit union guaranteed

•	May lose value

•	Are not a deposit

•	Are not insured by any federal agency

Variable investment choices are available for investment under the contract. The variable investment choices are represented by a subaccount of Federal Life Variable Annuity Account — A, each of which invests in shares of one of the following portfolios:

•	Federal Life Fixed Income Portfolio

•	Federal Life Equity Portfolio

The portfolios are not the same investment portfolios that you would buy shares of through your stockbroker or a retail mutual fund. Before making investment choices, be sure to review the prospectuses for the portfolios, which are attached to this prospectus.

The date of this prospectus is December 15, 2008.

DEFINITIONS	1
KEY FACTS	2
FEES AND EXPENSES	3
CONDENSED FINANCIAL INFORMATION	5
FEDERAL LIFE INSURANCE COMPANY (MUTUAL)	5
INVESTMENT CHOICES	5
THE CONTRACT	7
PURCHASING A CONTRACT	8
CONTRACT VALUE	9
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	10
TELEPHONE TRANSACTIONS	12
ACCESS TO YOUR MONEY	12
CONTRACT CHARGES AND EXPENSES	14
INCOME PAYMENTS	15
DEATH BENEFIT	17
TAXES	18
OTHER INFORMATION	22
PRIVACY POLICY	22
QUESTIONS	23
FINANCIAL STATEMENTS	23
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	24
STATEMENT OF ADDITIONAL INFORMATION REQUEST FORM	25

DEFINITIONS

The following terms, when used throughout this prospectus, have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit — A unit of measure used to calculate the value of a subaccount prior to the maturity date of your contract.

Annuitant — The person on whose life annuity income payments for the contract are based. The owner is the annuitant unless the owner designates another person as the annuitant.

Annuity Unit — A unit of measure used to calculate variable payments.

Beneficiary — The person who may receive the benefits of the contract upon the death of the owner or the annuitant.

Company — Federal Life Insurance Company (Mutual).  The Company is also referred to as “Federal Life,” “we,” “us” and “our.”

Contract — The individual variable deferred annuity contract and any endorsements.

Contract Value — The sum of the values of your interest in the subaccounts.

Contract Year — Any period of twelve months commencing with the issue date of the contract or commencing with the same month and day as the issue date of the contract in each subsequent year the contract is in force.

Distributor — FED Mutual Financial Services, Inc., a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA), 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Equity Securities — Securities that represent ownership in the issuing company, such as shares of common stock.

Exchange Traded Fund (ETF) — A fund that typically tracks an index and represents a basket of stocks like an index fund, but the shares of the ETF trade like shares of stock on an exchange.

Fixed Income Securities — Securities that periodically pay a fixed dollar amount, such as bonds.

Home Office — Federal Life Insurance Company (Mutual), 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Issue Date — The date as of which the initial purchase payment is credited to the contract and the date the contract takes effect. This date is shown on the contract schedule.

Maturity Date — The date annuity payments are scheduled to begin. Annuity payments must begin no later than the first day of the first calendar month following the annuitant’s 95th birthday. The maturity date of your contract is shown on the contract.

Net Asset Value — The amount computed by an investment company as the price at which its shares or units may be redeemed. This price is computed in accordance with the rules of the SEC. It is computed no less frequently than each valuation period.

Owner — The person who owns the contract and is entitled to exercise all rights and privileges provided in the contract. The owner is also referred to as “you” and “your.”

Payee — The person designated by the owner to receive the annuity income payments under the contract. The annuitant is the payee unless you designate another party as the payee. You may change the payee at any time.

Portfolio — Any investment portfolio in which a subaccount invests.

Purchase Payment or Premium — The amount paid by the owner and accepted by the Company as consideration for the contract.

Separate Account — Federal Life Variable Annuity Account — A, which is a segregated asset account that is established and maintained by Federal Life pursuant to the laws of the State of Illinois. The separate account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Subaccount — A subdivision of the separate account.

Valuation Day — Each day the New York Stock Exchange is open for business.

Valuation Period — The period which begins at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next valuation day.

KEY FACTS

The next two sections briefly introduce the contract (and its benefits and features) and its costs. However, please carefully read the contract, the whole prospectus and any related documents before purchasing the contract to be sure that it will meet your needs.

Fees and Expenses	You will be responsible for certain fees and expenses when purchasing a contract. See “Fees and Expenses” and “Contract Charges and Expenses.”

The Contract	The individual variable deferred annuity contract is a contract between “you,” the owner and “us,” Federal Life. Your investment is governed by the terms of your contract. It is important that you read your contract. Where your contract and this prospectus differ, your contract will control. See “The Contract.”

Investment Purpose	The contract is intended to help you save for retirement or another long-term investment purpose. The contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. See “Taxes.”

Investment Choices	You may choose among various investment choices called subaccounts, each of which invests in a portfolio. See “Investment Choices.”

Purchases	An initial, lump sum purchase payment, or premium, is due and must be paid in full before the contract becomes effective. You may make additional purchase payments at any time before the maturity date of your contract. See “Purchasing a Contract.”

Right To Cancel	If you change your mind about having purchased the contract, you may return it without penalty. There are conditions regarding time and other limitations. See “Purchasing a Contract — Right to Examine and Cancel.”

Transfers	There are restrictions on transferring your money among the different investment choices. See “Transfers and Frequent Transfer Restrictions.”

Accessing Your Money	You may fully surrender your contract any time prior to the maturity date of your contract. You may request a partial surrender prior to the maturity date provided the contract value remaining after the partial surrender meets certain minimum limits shown on the contract schedule. The amount we pay upon a full or partial surrender is equal to the contract value surrendered minus fees and premium tax, if any. Unless instructed otherwise, we will make partial surrenders pro rata from the subaccounts. See “Access To Your Money.”

Income Payments	There are a number of income options available after your contract reaches its maturity date, which is the income phase. See “Income Payments.”

Death Benefit	The contract has a death benefit that becomes payable if you or the annuitant die before the maturity date of your contract. See “Death Benefit.”

FEES AND EXPENSES

Owner Transaction Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment choices. State premium taxes may also be deducted.

Owner Transaction Expenses
Deferred Sales Load (as a percentage of purchase payments or amount surrendered, as applicable)	None
Maximum Premium Taxes(1) — Percentage of Each Premium	3.50%
Expedited Delivery Charge(2)	$25

(1)	Currently, premium taxes do not apply.

(2)	The charge for overnight delivery of a check for funds due to you upon a surrender to arrive on Saturday; otherwise, the charge for overnight delivery of a check is $15 for surrenders. We charge $20 for wire transfers of funds due to you in connection with surrenders.

Periodic Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the portfolios’ fees and expenses.

Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge	.35%
Administrative Expense Charge	.15%

Total Separate Account Annual Expenses	.50%

Total Annual Portfolio Operating Expenses

The next item shows the minimum and maximum total annual operating expenses charged by the portfolios that you may pay periodically during the time that you own the contract. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum		Maximum

Total Annual Portfolio Operating Expenses	.65%	—	.69%
(includes expenses that are deducted from portfolio assets, including management and administration fees, and other expenses)

The expenses shown in the table above are the annual operating expenses for the portfolios, including the indirect expenses of the underlying exchange-traded funds (“ETFs”).

More detail concerning each portfolio’s fees and expenses, including the indirect expenses of the underlying ETFs in which the portfolios invest, is set forth below. But please refer to the portfolio’s prospectus for even more information, including investment objectives, performance, and information about FLC Investment Management Company, LLC, the portfolios’ adviser, as well as Alley Company, LLC, each portfolio’s subadviser.

The following table sets forth portfolio operating expenses as an annual percentage of the portfolio’s average daily net assets. In addition to the fees set forth below, the portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period.

	Management/	Other	Acquired ETF	Annual
	Administrative	Expenses	Fees and Expenses	Operating
Portfolio Name	Fee	(A)	(B)	Expenses

Federal Life Fixed Income Portfolio	.25%	.25%	.19%	.69%
Federal Life Equity Portfolio	.25%	.25%	.15%	.65%

(A)	Other expenses may include, but are not necessarily limited to, registration fees, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested trustees.

(B)	The annual operating expenses for the underlying ETFs are estimated to range from .07% to .6%. This table shows estimated total annual operating expenses for each of the portfolios based on the pro rata share of expenses that the portfolios would bear if they invested in a hypothetical mix of underlying ETFs and the annual operating expenses for the underlying ETFs was .19% for the Federal Life Fixed Income Portfolio and .15% for the Federal Life Equity Portfolio. The portfolios’ adviser believes the expenses shown to be a likely approximation of the expenses the portfolios will incur based on the anticipated initial allocations to underlying ETFs. The actual expenses of each portfolio will be based on the actual mix of underlying ETFs in which it invests. The actual expenses may be greater or less than those shown.

The annual operating expenses for the underlying ETFs are estimated to range from .07% to .6%. The example below shows estimated total annual operating expenses for each of the portfolios based on the pro rata share of expenses that the portfolios would bear if they invested in a hypothetical mix of underlying ETFs and the annual operating expenses for the underlying ETFs was .19% for the Federal Life Fixed Income Portfolio and .15% for the Federal Life Equity Portfolio. The portfolios’ adviser believes the expenses shown below to be a likely approximation of the expenses the portfolios will incur based on the anticipated initial allocations to underlying ETFs. The expenses shown below include both the annual operating expenses for the portfolio and the annual operating expenses for the underlying ETFs. The actual expenses of each portfolio will be based on the actual mix of underlying ETFs in which it invests. The actual expenses may be greater or less than those shown.

Example

The example below is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

The example assumes that you invest $10,000 in the contract for the time periods indicated. Premium tax charges are not reflected in the example. The example also assumes that your investment has a 5% annual return on assets each year and assumes the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal Life Fixed Income Portfolio	121.22	377.49	653.38	1,439.11
Federal Life Equity Income Portfolio	117.17	365.02	632.07	1,393.69

(2) If you annuitize at the end of the applicable time period:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal Life Fixed Income Portfolio	121.22	377.49	653.38	1,439.11
Federal Life Equity Income Portfolio	117.17	365.02	632.07	1,393.69

(3) If you do not surrender your contract:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal Life Fixed Income Portfolio	121.22	377.49	653.38	1,439.11
Federal Life Equity Income Portfolio	117.17	365.02	632.07	1,393.69

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The contracts have not been previously offered so there is no condensed financial information relating to values under the contracts. The financial statements of the separate account and Federal Life Insurance Company (Mutual) can be found in the SAI. The financial statements of the separate account include information about all the contracts offered through the separate account. The financial statements of Federal Life Insurance Company (Mutual) that are included should be considered only as bearing upon the Company’s ability to meet its contractual obligations under the contracts. Federal Life Insurance Company’s (Mutual) financial statements do not bear on the future investment experience of the assets held in the separate account. For a copy of the SAI, please contact us. A form to request a copy of the SAI is included at the end of this prospectus.

FEDERAL LIFE INSURANCE COMPANY (MUTUAL)

Federal Life Insurance Company (Mutual), located at 3750 West Deerfield Road, Riverwoods, Illinois 60015, commenced business on May 5, 1900 following incorporation on September 8, 1899 as a life insurer under the Illinois Life Insurance Act of 1869. We are an Illinois domiciled company authorized to write life, annuity, and accident and health insurance. On March 12, 1945, our plan to convert from a stock company to a mutual was approved by the Illinois Director of Insurance. In 1962, our mutualization plan was completed and a certificate was issued by the Illinois Director of Insurance substantiating the effective date of our corporate structural change. We are admitted to conduct life insurance and annuity business in 46 states.

We issue and administer the separate account and the contracts, which are described below. We maintain records of the name, address, taxpayer identification number and other pertinent information for each owner, the number and type of contracts issued to each owner and records with respect to the value of each contract.

INVESTMENT CHOICES

The Separate Account

We established Federal Life Variable Annuity Account — A, the separate account, on April 7, 1975, pursuant to the provisions of Illinois insurance law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

We own the assets in the separate account. The portion of the assets of the separate account equal to the reserves and other contract liabilities with respect to the separate account are not chargeable with the liabilities arising out of any other business we may conduct. The income, gains and losses, both realized and unrealized, from the assets of the separate account will be credited to or charged against the separate account without regard to any other income, gains or losses of the Company. We have the right to transfer to our general account any assets of the separate account that are in excess of such reserves and other liabilities. “Such reserves and other liabilities” refers to the aggregate contract value allocated to the investment options for all contracts funded by the separate account. The obligations of the separate account are not our general obligations and will be satisfied solely by the assets of the separate account. We reserve the right to deduct taxes attributable to the operation of the separate account.

The separate account is divided into subaccounts. We do not guarantee the investment performance of the separate account or any of its subaccounts. Any investment gain or loss depends on the investment performance of the portfolios. You assume the full investment risk for all amounts placed in the separate account.

The Portfolios

Each subaccount of the separate account invests in shares of a corresponding portfolio. The contract offers the following portfolios, each of which is issued under the Federal Life Trust.

Federal Life Fixed Income Portfolio.

•	Seeks income as its primary objective by investing predominantly in exchange-traded funds (“ETFs”) that invest in fixed income securities.

•	Seeks a conservative investment risk posture by investing primarily in investment grade fixed income ETFs and by selecting a number of different ETFs that represent a variety of underlying sectors.

•	May invest a portion of its assets in cash, cash equivalents, money market funds or other investments.

•	The adviser is FLC Investment Management Company, LLC and the subadviser is Alley Company, LLC.

Federal Life Equity Portfolio.

•	Seeks capital growth as its primary objective by investing predominantly in ETFs that invest in equity securities.

•	Seeks an aggressive investment risk posture by investing primarily in equity ETFs.

•	Seeks a diversified and broad-based market exposure by selecting a number of different ETFs that represent a variety of underlying sectors.

•	May invest a portion of its assets in cash, cash equivalents, money market funds or other investments.

•	The adviser is FLC Investment Management Company, LLC and the subadviser is Alley Company, LLC.

The values and benefits of your contract depend on the investment performance of the portfolios in which you invest. We do not guarantee the investment performance of the portfolios. You bear the full investment risk for amounts allocated or transferred to the portfolios. There is no assurance that the portfolios will achieve their stated objective.

The portfolio prospectuses contain more detailed information about the portfolios. Current copies of the portfolio prospectuses are attached to this prospectus. You should read the information contained in the portfolio prospectuses carefully before investing.

Voting Privileges

To the extent required by law, we will obtain instructions from you and other owners about how to vote our shares of a portfolio when there is a vote of shareholders of a portfolio. We will vote all the shares we own in proportion to those instructions from owners. An effect of this proportional voting is that a relatively small number of owners may determine the outcome of a vote.

Our Substitution and Other Rights

We reserve the right to substitute a different portfolio for the one in which any subaccount is currently invested, or transfer money to our general account. We will obtain any required approval from the SEC before doing so. We will give you notice of any substitution.

When permitted by law, we may:

•	add new subaccounts to, or remove existing subaccounts from, the separate account, or combine subaccounts;

•	make new subaccounts or other subaccounts available to such classes of the contracts as we may determine;

•	add new portfolios, or remove existing portfolios;

•	substitute a different portfolio for any existing portfolio if shares of a portfolio are no longer available for investment, or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	deregister the separate account under the Investment Company Act of 1940 if such registration is no longer required;

•	operate the separate account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

•	make any changes to the separate account or its operations as may be required by the Investment Company Act of 1940 or other applicable law or regulations.

THE CONTRACT

Overview

The individual variable deferred annuity contract is a contract between “you,” the owner, and “us,” Federal Life. The contracts are intended for retirement savings or other long-term investment purposes. We will not issue a contract to someone over the age of 85.

In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The contracts, like all deferred annuity contracts, have two phases — the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a qualified retirement plan.

The contracts are called variable annuity contracts because you can choose to allocate your purchase payment(s) among various investment choices. You have two investment choices. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the portfolios you select.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, a fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the portfolios you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

This prospectus provides a description of the material rights and obligations under the contract. Your contract is the formal contractual agreement between you and the Company.

Interested Parties

The parties to the contract are you, as owner of the contract, and us, Federal Life. Other interested parties include the annuitant and the beneficiary, as described below.

Owner.  In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time of application. The person who owns the contract is entitled to exercise all rights and privileges provided in the contract. The owner may be changed by written notice. A change of owner will automatically revoke any prior designation of owner. A change of owner will become effective as of the date the authorization request is signed. The Company will not be liable for any payment made or action taken when following the instructions of the owner identified in the Company’s records.

Annuitant.  The annuitant is the person on whose life we base annuity income payments for the contract. The owner is the annuitant unless the owner designates another person as the annuitant. The owner of the contract must be the annuitant except where there is a custodian for a minor annuitant, a non-natural person, a trust or an employer sponsored plan. You may change the annuitant by written notice prior to the maturity date of the contract. Any change of annuitant is subject to the Company’s underwriting rules then in effect.

Beneficiary.  The beneficiary is the person that you name to receive the benefits of the contract upon the death of the annuitant. Unless designated irrevocably, you may change the beneficiary by written notice prior to the annuitant’s death. If you designate an irrevocable beneficiary, you will need to obtain the beneficiary’s written consent before you can change the beneficiary designation or exercise certain other rights.

PURCHASING A CONTRACT

Purchase Payments

Minimum Initial Purchase Payment: $5,000.

Minimum Subsequent Purchase Payments: $500.

Maximum Purchase Payments:  The maximum total of all purchase payments you may make without our prior approval is $1 million.

Purchase payments, or premiums, may be paid to us at any time before the maturity date of the contract, so long as the annuitant is still living and the contract has not been surrendered. The initial purchase payment must be paid to us on or before the date the contract is issued. Each purchase payment must be paid to us at our home office:

Federal Life Insurance Company (Mutual)
3750 West Deerfield Road
Riverwoods, Illinois 60015

Upon request, we will provide you with a receipt as proof of payment.

Allocations of Purchase Payments

You may allocate your purchase payments among the available investment choices. You must tell us the percentage of the purchase payment(s) to be applied to each investment choice. We allocate purchase payments according to the instructions contained in our records at the time we accept the purchase payment at our home office. Your initial allocation instructions are on the application. Allocations must be made in whole percentages. Unless different allocation instructions are received, the allocation for additional purchase payments, if any, will be the same as for the initial purchase payment. You may change the percentage allocation among available investment choices by sending us written notice. Such changes are subject to any limit on the number of investment choices available through each contract. Changes in allocation will not be effective until the date we receive your written notice and will only affect purchase payments we receive after that date.

We will issue your contract and allocate your initial purchase payment within two business days (days when the New York Stock Exchange is open) after we receive your initial purchase payment and all information that we require for the purchase of a contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will return your money.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. If we receive your purchase payment on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Right to Examine and Cancel

You have the right to examine and to cancel the contract. You may return the contract within 10 days of the date it is received to either our home office or to the agent through whom it was purchased. If you were 65 years of age as of the date the application was signed, or if this contract was a replacement of another annuity contract, then that period of time will be extended to 30 days. When we receive the contract, we will cancel the contract and refund the full contract value plus any fees or charges that were assessed since the issue date of the contract. Where required by law, we will refund your purchase payment(s), or the greater of your purchase payment(s) and the full contract value plus any fees or charges that were assessed since the issue date of the contract.

CONTRACT VALUE

Your contract value is the sum of your value in the subaccounts of the separate account. Your contract value will go up or down as a result of purchase payments, surrenders, transfers, fees and charges. Your contract value will vary depending on the investment performance of the portfolios you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract, we call the unit an annuity unit.

Accumulation Units

To calculate the value of a subaccount, we multiply the number of accumulation units attributable to each subaccount by the accumulation unit value for that subaccount as of the end of the valuation period for which the value is being determined, as set forth below. When your purchase payments are credited to a subaccount, they are converted into accumulation units in accordance with the calculation procedures described below. Each additional purchase payment you make to a subaccount will increase the number of accumulation units you own in that subaccount. The number of accumulation units you own can also decrease upon the occurrence of certain events. Events that will result in the cancellation of an appropriate number of accumulation units of a subaccount include:

•	transfers from a subaccount;

•	a full or partial surrender;

•	payment of the death benefit;

•	annuitization;

•	deduction of charges, fees or premium tax.

Accumulation units will be canceled as of the end of the valuation period during which the transaction occurs.

The accumulation unit value for each subaccount on any valuation day is determined by multiplying the accumulation unit value on the prior valuation day by the net investment factor for the valuation period. A “valuation day” is each day the New York Stock Exchange is open for business. The net investment factor is used to measure the investment performance of a subaccount from one valuation period to the next. A “valuation period” is the period which begins at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next valuation day. A net investment factor is determined for each subaccount for each valuation period. The net investment factor may be greater or less than one, so the value of an accumulation unit can increase or decrease.

Net investment factor	=	A B	— C

The net investment factor for each subaccount is determined by dividing A by B and then subtracting C from the result, where:

•	A is equal to:

1.	the net asset value per share of the portfolio held in the subaccount, determined at the end of the applicable valuation period; plus

2.	the per share amount of any dividend or net capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the applicable valuation period; plus or minus

3.	a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the subaccount.

•	B is the net asset value per share of the portfolio held in the subaccount, determined at the end of the preceding valuation period; and

•	C is the sum of the mortality and expense risk charge and the administration charge to be deducted from the subaccount for the number of days in the applicable valuation period.

The value of an accumulation unit may go up or down from day to day.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

Transfers During the Accumulation Phase

You may instruct us to transfer amounts between the subaccounts prior to the maturity date of the contract, which is the accumulation phase. The minimum transfer amount is shown on the contract schedule. If, after the transfer, the amount remaining in any of the subaccounts from which the transfer is made is less than $100, we may transfer the entire amount instead of the requested amount. The maximum number of transfers per contract year is shown on the contract schedule. We will not honor transfer requests when the transfer would be detrimental to any portfolio, other owners or the separate account.

Transfers During the Income Phase

During the income phase, you may transfer annuity units between subaccounts if you have chosen to receive variable payments. This is done by converting annuity units of a subaccount into a dollar amount using the annuity unit value for that subaccount on the valuation period during which the transfer occurs and reconverting that dollar amount into the appropriate number of annuity units of another subaccount using its annuity unit value for the same valuation period. Thus, on the date of the transfer, the dollar amount of the portion of a variable income payment generated from the annuity units of either subaccount would be the same. The maximum number of transfers per contract year is shown on the contract schedule. If fixed annuity payments are selected, transfers are not allowed.

Transfer Procedures

You can make transfers by telephone, by written request, or by other means we authorize. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective as of the end of the business day when we receive your fully completed request. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our home office on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

We disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers; Market Timing

The contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying portfolios and could negatively impact performance by interfering with efficient management and reducing long-term returns, and increasing administrative costs.

Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the contracts nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some owners could be at the expense of other owners of the contract. To protect owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between the subaccounts.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between subaccounts may be modified if we determine that the exercise by one or more owners is, or would be, to the disadvantage of other owners.

We continuously monitor transfers under the contract for disruptive activity based on frequency, pattern and size. We will more closely monitor contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the contract value in the subaccount(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the contract on a watch list.

We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact us if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every contract engaging in frequent transfers every time. Because our policies and procedures are discretionary, it is possible that some contract owners may engage in frequent transfer activity while others may not engage in such activity. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Additionally, the portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the portfolios describe the portfolios’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the portfolio.

Orders for the purchase of portfolio shares may be subject to acceptance by the portfolio. Therefore, we reserve the right to reject, without prior notice, any portfolio transfer request if the investment in the portfolio is not accepted for any reason.

TELEPHONE TRANSACTIONS

You can request certain transactions by telephone, subject to our right to terminate telephonic transfer privileges described above. Our representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone.

You may make transfers by telephone unless you elect not to have this privilege. Any authorization you provide to us in an application will authorize us to accept transaction instructions, including subaccount transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us. Our contact information is on the cover page of this prospectus and the number is referenced in your contract or on your quarterly statement.

When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s accumulation unit value for a subaccount.

You may only cancel an earlier telephonic transfer request made on the same day by calling us before the New York Stock Exchange closes.

Our procedures are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic information or that we will be able to accept transaction instructions via the telephone at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic transaction privilege.

Upon notification of the owner’s or annuitant’s death, any telephone transfer authorization, other than by the surviving joint owners, designated by the owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your contract:

•	by making either a partial or complete surrender, or

•	by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

Full and Partial Surrenders

You may fully surrender your contract any time prior to the maturity date of your contract. You may request a partial surrender prior to the maturity date if the contract value remaining after the partial surrender meets the minimum limits shown on your contract schedule. Each partial surrender must be for an amount which is not less than $500 or, if smaller, the remaining contract value. If the surrender would result in the contract value being less than the amount that must remain in the contract after a partial surrender, as designated on your contract schedule, we will treat the surrender request as a request for a full surrender. The amount we pay upon a full or partial surrender is equal to the contract value surrendered minus fees for overnight delivery of checks or wire transfers and premium tax, if any. We will make partial surrenders pro rata from the subaccounts.

A surrender will result in the cancellation of accumulation units from each applicable subaccount of the separate account in the ratio that the contract value in the subaccount bears to the total contract value. You must specify in a notice to us from which subaccount(s) values are to be surrendered if a different method is desired.

Your surrender request must be in writing. We will accept surrender requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing with an original signature, of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

We will pay the amount of any surrender within seven (7) days of receipt of the notice in good order unless we have suspended or postponed payments for surrenders. If payment of the surrender proceeds is not made within 30 days of our receipt of your written request, or if later, within 30 days of the surrender date you specify, the proceeds will be credited with interest from the date of surrender. The rate of interest will be set each year by us.

Suspension or Delay in Payment of Surrender

We may suspend or postpone payments for a surrender or transfer for any period when:

•	the New York Stock Exchange is closed,

•	when trading on the New York Stock Exchange is restricted,

•	when an emergency exists and as a result the disposal of securities in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the net assets in the subaccounts, or

•	during any other period when the SEC by order permits a suspension of surrender for the protection of other owners.

Income taxes, tax penalties and certain restrictions may apply to any surrender you request. There are limitations on surrenders from qualified plans. For more information, please see “Taxes.”

CONTRACT CHARGES AND EXPENSES

There are charges and expenses associated with your contract, the deduction of which will reduce the investment return of your contract. We expect to profit from certain charges assessed under the contract. These charges and expenses are as follows:

Insurance Charges

The charges below are deducted daily from each of the subaccounts. We do this as part of our calculation of the value of the accumulation units and the annuity units. Charges are deducted proportionally from your contract value. These charges may be a lesser amount where required by state law or as described below, but will not be increased. The insurance charge has two parts: (1) the mortality and expense risk charge, and (2) the administrative expense charge.

Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to .35% of the daily value of the assets invested in each portfolio, after portfolio expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. The mortality and expense risk charge compensates us for the risks we assume in connection with all the contracts, not just your contract. Our mortality risks under the contracts arise from our obligations to make income payments for the life of the annuitant and to provide a basic death benefit. Our expense risks under the contracts include the risk that our actual cost of administering the contracts and the subaccounts may exceed the amount that we receive from the administration charge.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administration Expense Charge.  This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each portfolio, after portfolio expenses are deducted. We assess this charge to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Premium and Other Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when accepted, from your contract value when you make surrenders, from the death benefit, or from amounts applied to an income option. Premium taxes generally range from 0% to 3.5%, depending on the state.

We will deduct any other taxes which we incur because of the operation of the separate account.

Distribution of Contracts

We do not pay commissions to the broker-dealers who sell the contracts. The contracts are distributed through investment advisers who directly charge their clients an asset management fee or some other fee that takes into account assets invested in the contracts. Some of these investment advisers may be associated with FED Mutual Financial Services, Inc., our Distributor.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the contract’s mortality and expense risk charge and other charges.

All of the compensation described here, and other compensation or benefits provided by us or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the contract.

INCOME PAYMENTS

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of three annuity income options, which are described below. You can choose the month and year to begin those payments. We call that date the maturity date and the start of the income phase. Annuity payments must begin no later than the first day of the first calendar month following the annuitant’s 95th birthday. We ask you to choose your maturity date when you purchase your contract.

The maturity date of your contract is shown on the contract schedule. You may change the maturity date if the following requirements are met:

•	the requested change is before the maturity date;

•	the change is made in writing and approved by us;

•	the new maturity date is at least one year after the date your contract was issued; and

•	the new maturity date is not later than the first day of the first calendar month after the annuitant’s 95th birthday unless we agree to a later date in writing.

A change will become effective as of the date requested, but will not apply to any action taken by us before it is recorded at our home office.

In addition, at the maturity date of your contract, you can choose to receive fixed payments, variable payments or a combination thereof. Fixed payments are guaranteed as to dollar amount. Variable payments will reflect the investment experience of the separate account in accordance with the allocation of the contract value to the subaccounts. You can choose to have income payments made monthly, quarterly, semi-annually or annually. If you do not choose among fixed, variable or a combination of these payments, we will assume that you selected fixed payments.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and tax-sheltered annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your contract to meet the minimum distribution requirements for individual retirement annuities, qualified plans, and tax-sheltered annuities. Distributions from Roth IRAs are not required prior to your death.

Annuity Income Options

You may select an annuity income option as set forth in the fixed and variable income option tables in the contract, or change your selection by written notice not later than 30 days before the maturity date of your contract. If you have not selected an annuity income option within 30 days prior to the maturity date of your contract, we will apply your contract value to the “Life Annuity with 120 Monthly Income Payments Guaranteed” option below assuming fixed payments only. The annuitant is the person whose life we look to when we make income payments. The annuity income options are as follows:

•	Life Income. The amount to be paid under this option will be paid during the lifetime of the annuitant. Payments will cease with the last payment due prior to the death of the annuitant.

•	Life Income With 120 Monthly Income Payments Guaranteed. The amount to be paid under this option will be paid during the lifetime of the annuitant with a guaranteed period of 120 months. If the annuitant dies prior to the end of this guaranteed period, the beneficiary will receive the remaining guaranteed payments.

•	Joint and Survivor Income. The amount to be paid under this option will be paid during the joint lifetimes of the annuitant and a designated second person. Payments will continue as long as either is living.

The amount and period under any other option will be determined by us. Payment options not set forth in the contract are available only if they are approved by both you and us. We may elect to make available an immediate annuity contract as a settlement option if requested by the contract owner.

Fixed Payments

If you choose fixed payments, the payment amount will not vary. Fixed payments are not in any way dependent upon the investment experience of the separate account. Fixed payments are based upon the income option elected, the annuitant’s attained age and sex, and the appropriate fixed income option table as set forth in the contract. If, as of the annuity calculation date, the then-current fixed income option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same income option under the contract, then the greater payment will be made.

Variable Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the portfolios. The amount of the first variable payment depends on the annuity income option elected and the age and sex of the annuitant. The contract contains a variable income option table indicating the dollar amount of the first monthly payment under each annuity option form for each $1,000 of value applied. The tables are determined based on the Annuity 2000 Table projected with Scale G to the year of annuitization and interest at a rate of 5% per annum.

The 5% interest rate assumed in the variable income option table will produce level annuity income payments if the net investment rate remains constant at 5% per year. Subsequent payments will be less than, equal to, or greater than the first payment depending upon whether the actual net investment rate is less than, equal to, or greater than 5%.

The dollar amount of the first variable payment is determined by applying the available value, after the deduction of any applicable premium taxes, to the table using the age and sex of the annuitant(s). The number of annuity units is then determined by dividing the dollar amount of that first payment by the then current annuity unit value. Thereafter, the number of annuity units will remain unchanged during the period of the annuity payments.

This determination is made separately for each subaccount of the separate account. The number of annuity units is determined for each subaccount and is based upon the available value in each subaccount as of the date annuity payments are to begin. The dollar amount determined for each subaccount will then be aggregated for the purposes of making payments. The dollar amount of the second and later variable payments is equal to the number of annuity units determined for each subaccount multiplied by the annuity unit value of that subaccount as of the due date of that payment. This amount may increase or decrease from month to month. The value of an annuity unit for a subaccount is determined as described below, by subtracting B from A, dividing that result by C and multiplying the result by a factor to neutralize the assumed net investment rate, discussed above, per annum, where:

•	A is equal to the net result of the assets of the subaccount attributable to the annuity units, plus the cumulative credit or minus the cumulative charge for taxes reserved which credit or charge is determined by us to have resulted from the operation of the subaccount;

•	B is equal to the cumulative unpaid amounts for the separate account charge which are shown on the contract schedule; and

•	C is equal to the number of annuity units outstanding at the end of the valuation period.

The value of an annuity unit may increase or decrease from valuation period to valuation period.

Frequency and Amount of Payments

All annuity income payments will be mailed within 10 business days of the scheduled payment date. Payments will be made based on the annuity income option and the frequency of payments selected. However, if the net amount to be applied to any annuity income option at the maturity date of your contract is less than the minimum shown on the contract schedule, then we have the right to pay this amount in one lump sum instead of periodic annuity payments.

If any annuity income payment would be or becomes less than the minimum amount shown on the contract schedule, we may change the frequency of payments to an interval that results in payments of at least the minimum. In no event will we make payments under an annuity income option less frequently than annually.

Guaranteed Purchase Rates

Guaranteed purchase rates, which apply to both fixed and variable payments, are the dollar amounts per $1,000 of proceeds paid under your selected annuity income option. Examples of these rates may be found in the tables at the end of the contract. For fixed payment options, the guaranteed interest basis, which is not applicable to variable payments, of 1.50% is used to calculate the guaranteed purchase rates. The mortality basis is the Annuity 2000 Mortality Table projected with Scale G to the year of annuitization. Upon request, we will furnish you the guaranteed purchase rates for ages and periods not shown in the contract. Annuity benefits available on the maturity date of your contract will not be less than those provided by the application of an equivalent amount to the purchase of a single premium immediate annuity contract offered by us on the maturity date of your contract to the same class of annuitants for the same annuity income option.

Confirmation of Annuity Payments

Within 30 days of the maturity date of your contract we will issue a confirmation of the elected annuity income option and the amount of each payment (or the amount of the first payment if variable payments have been elected).

DEATH BENEFIT

The death benefit is the contract value as of the end of the valuation period during which we receive due proof of death. Only one death benefit is payable under the contract, even though the contract may continue beyond the owner’s death. The death benefit amount in the separate account remains in the separate account until distribution begins. From the time the death benefit is determined until complete distribution is made, the amount in the separate account will continue to be subject to investment risk. This risk is borne by the beneficiary.

If the owner dies before the maturity date and while the contract is in force, we will pay the death benefit to the beneficiary. If the owner dies on or after the maturity date, the beneficiary will become the new owner and remaining payments must be distributed at least as rapidly as under the annuity income option in effect at the time of the owner’s death. If the annuitant is not the owner and dies prior to the maturity date, then the owner will become the new annuitant, unless you designate otherwise.

Payment of the Death Benefit

The death benefit may be taken in one sum immediately and the contract will terminate. If the death benefit is not taken in one sum immediately, the entire interest in the contract must be distributed under one of the following options:

•	the entire interest must be distributed over the life of the beneficiary, or over a period not extending beyond the life expectancy of the beneficiary, with distribution beginning within one year of the deceased owner’s death; or

•	the entire interest must be distributed within 5 years of the deceased owner’s death.

Prior to the distribution of the entire interest, a beneficiary will have all rights of ownership to his or her interest. However, except as provided in the contract, these rights will not extend distribution beyond the limits stated above.

If the beneficiary is the deceased owner’s spouse, the surviving spouse may elect, in lieu of receiving the death benefit, to continue the contract and become the new owner provided the deceased owner’s spouse follows the procedural requirements to change the owner. The surviving spouse may then select a new beneficiary. Upon the surviving spouse’s death, the beneficiary may take the death benefit in one sum immediately and the contract will terminate. If not taken in one sum immediately, the death benefit must be distributed to the beneficiary as described above under “Payment of Death Benefit.”

If there is more than one beneficiary, the foregoing provisions apply to each beneficiary individually. The death benefit provisions of the contract will be interpreted to comply with the requirements of §72(s) of the Internal Revenue Code. We will endorse the contract as necessary to conform to regulatory requirements. We will obtain all necessary regulatory approvals and will send you a copy of any endorsements.

Suspension of Payment

Payment of the death benefit may be suspended or delayed under the circumstances described in the “Access to Your Money — Suspension or Delay in Payment of Surrender” section of this prospectus.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax advisor as to how these general rules will apply to you if you purchase a contract.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of United States federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

Owner Taxation

Qualified and Non-Qualified Contracts.  If you purchase your contract as a part of a qualified plan your contract will be what is referred to as a qualified contract. Tax deferral under a qualified contract arises under the specific provisions of the Code governing the qualified plan, so a qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own advisor regarding these features and benefits of the contract prior to purchasing a qualified contract.

If you do not purchase your contract as a part of any qualified pension plan, specially sponsored program or an Individual Retirement Annuity, your contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your contract and your particular circumstances.

Non-Qualified Contracts — General Taxation.  Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the owner or the annuitant until a distribution (either a surrender or an income payment) is made from the contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the contract as an agent for a natural person).

Non-Qualified Contracts — Aggregation of Contracts.  For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts — Surrenders and Income Payments.  Any surrender from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the contract. A part of each income payment under a non-qualified contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts:

•	paid on or after the date you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled (as that term is defined in the Code);

•	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your beneficiary; or

•	paid under an immediate annuity.

Non-Qualified Contracts — Required Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner’s death. The owner’s “designated beneficiary,” who must be a natural person, is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the owner’s “designated beneficiary” is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

Qualified Contracts — Surrenders and Income Payments.  The Code imposes limits on loans, surrenders, and income payments under qualified contracts. The Code also imposes required minimum distributions for qualified contracts and a 10% penalty on certain taxable amounts received prematurely under a qualified contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any surrenders under a qualified contract will be taxable except to the extent they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Surrenders — Tax-Sheltered Annuities.  The Code limits the surrender of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Surrenders can only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	experiences hardship. However, in the case of hardship, the owner can only surrender the premium and not any earnings.

Surrenders — Roth IRAs.  Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Surrenders — Investment Adviser Fees.  Surrenders from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. In a series of Private Letter Rulings, however, the Internal Revenue Service (“IRS”) has held that the payment of investment adviser fees from a qualified contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

•	there was a written agreement providing for payments of the fees solely from the annuity contract,

•	the owner had no liability for the fees, and

•	the fees were paid solely from the annuity contract to the adviser.

Extension of Latest Income Date.  If you do not annuitize your non-qualified contract on or before the latest maturity date of your contract, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you attain age 95. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

Death Benefits.  None of the death benefits paid under the contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as income payments. Estate or gift taxes may also apply.

Assignment.  An assignment of your contract will generally be a taxable event. Assignments of a qualified contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your contract.

Diversification.  The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the underlying investments are being managed so as to comply with these requirements.

Owner Control.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the owner and Federal Life Insurance Company (Mutual) regarding the availability of a particular investment option and other than the owner’s right to allocate contributions and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided 12 investment options with the insurance company having the ability to add an additional eight options whereas this contract offers two investment options. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, an owner will be permitted to make up to 12 transfers in any one year.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Federal Life Insurance Company (Mutual) does not believe that the differences between the contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the contract to the extent required to maintain tax treatment favorable to owner.

Withholding.  In general, distributions from a contract are subject to 10% federal income tax withholding unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Any distribution from a qualified contract eligible for rollover will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

•	one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

•	a required minimum distribution;

•	a hardship surrender; or

•	the non-taxable portion of a distribution.

Federal Life Insurance Company (Mutual) Taxation

We will pay income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal Deferred Acquisition Cost (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Advertising

From time to time, we may advertise several types of performance of the investment choices.

•	Total Return is the overall change in the value of an investment in a subaccount over a given period of time.

•	Standardized Average Annual Total Return is calculated in accordance with SEC guidelines.

•	Non-Standardized Total Return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a portfolio has been in existence longer than the subaccount, we may show non-standardized performance for periods that begin on the inception date of the portfolio, rather than the inception date of the subaccount.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration expense charges.

Assignment of Your Contract

You have the right to assign your interest in your contract. We do not assume responsibility for the assignment. Any claim made while the contract is assigned is subject to proof of the nature and extent of the assignee’s interest prior to payment.

Modification of Your Contract

Only our President or Secretary may approve a change to or waive a provision of your contract. Any change or waiver must be in writing. We may change the terms of your contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary to assure continued compliance with laws, rules or regulations. You will be notified of any such change.

Legal Proceedings

There are no material legal proceedings, other than the ordinary routine litigation incidental to its business, to which Federal Life Insurance Company (Mutual) is a party.

PRIVACY POLICY

Collection of Nonpublic Personal Information

We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us;

•	Information we receive from a consumer reporting agency;

•	Information we obtain from others in the process of verifying information you provide us; and

•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information

We will not disclose our current and former customers’ nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law. To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your contract and process the transactions and services you request. We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

Security to Protect The Confidentiality of Nonpublic Personal Information

We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

QUESTIONS

If you have any questions about your contract, you may contact us at:

Federal Life Insurance Company (Mutual)	800-233-3750 (7 a.m. — 3:30 p.m. CT)
3750 West Deerfield Road, Riverwoods, Illinois 60015

FINANCIAL STATEMENTS

We have included our statutory financial statements and those of the separate account in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

For further information about the contract, you may obtain a SAI. You can call the telephone number indicated on the cover page or you can write to us. For your convenience, we have included a form for that purpose on the next page. The Table of Contents of the SAI is as follows:

1.	General Information and History
2.	Assignment of Contract
3.	Restrictions on Surrenders
4.	Service Arrangements and Distribution
5.	Purchase of Securities Being Offered
6.	Federal Tax Matters
7.	Annuity Payments
8.	Experts
9.	Financial Statements

To:	Federal Life Insurance Company (Mutual) 3750 West Deerfield Road Riverwoods, Illinois 60015

Please send me a Statement of Additional Information for Federal Life’s individual variable deferred annuity contracts.

Name
Address

City	State	Zip
Telephone

INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY FEDERAL LIFE INSURANCE COMPANY
(MUTUAL) AND THROUGH
FEDERAL LIFE VARIABLE ANNUITY ACCOUNT — A

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of Federal Life Variable Annuity Account — A dated December 15, 2008. The prospectus may be obtained from Federal Life Insurance Company (Mutual), the depositor, upon written or oral request to 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the prospectus.

Dated December 15, 2008

GENERAL INFORMATION AND HISTORY

Federal Life

In this SAI, “we,” “us,” and “our” refer to Federal Life Insurance Company (Mutual) (“Federal Life” or the “Company”). Federal Life is a provider of life, accident and health insurance and annuity products. Federal Life is organized as a mutual life insurance company. Federal Life’s home office is located at 3750 West Deerfield Road, Riverwoods, Illinois 60015.

The Separate Account

We established Federal Life Variable Annuity Account — A, the separate account, on April 7, 1975, pursuant to the provisions of Illinois insurance law.

The separate account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the separate account or of Federal Life. Under Illinois law, however, both Federal Life and the separate account are subject to regulation by the Division of Insurance of the Illinois Department of Financial and Professional Regulation.

Although the assets of the separate account are assets of Federal Life, assets of the separate account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the separate account are not chargeable with liabilities arising out of any other business Federal Life may conduct. The income and capital gains and losses, realized or unrealized, of each subaccount of a separate account are credited to or charged against such subaccount without regard to the income and capital gains and losses of the other subaccounts or other accounts of Federal Life. All obligations arising under the individual variable deferred annuity contracts (the “contracts”), however, are general corporate obligations of Federal Life.

ASSIGNMENT OF CONTRACT

Federal Life will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its home office. Federal Life assumes no responsibility for the validity of any assignment. Assignments may be subject to federal income tax.

RESTRICTIONS ON SURRENDERS

Surrenders of tax-sheltered annuities may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Taxes — Surrenders — Tax-Sheltered Annuities” in the prospectus for details). In restricting any such surrender, Federal Life relies on the relief from Sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, Federal Life hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

SERVICE ARRANGEMENTS AND DISTRIBUTION

The shares of the underlying funds purchased by the subaccounts are held by Federal Life as custodian of the separate account. Federal Life holds all assets and cash of the separate account.

The contracts are offered continuously and are distributed by FED Mutual Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of Federal Life. The Distributor is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA, which we refer to as selling brokers. The contracts are sold through investment advisers or individuals at our home office who are licensed by state insurance department officials to sell the contracts. When the contracts are sold through investment advisers, such investment advisers are also registered representatives of the Distributor or selling brokers. We do not pay commissions to the Distributor or the selling brokers. The investment advisers directly charge their clients an asset management fee that takes into account assets invested in the contracts.

Pursuant to an Underwriting and Servicing Agreement among Federal Life, the Distributor and the separate account, the Distributor will receive reimbursement of certain expenses for its activities as underwriter for the separate account. No compensation has been paid to the Distributor during the last three fiscal years.

Under Administration Agreements, Federal Life has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the separate account; and (2) all services and expenses required for the administration of the separate account other than the services and expenses referred to in (1). Federal Life also has agreed to provide, or provide for, and assume all services and expenses required for the separate accounts’ management-related services. Federal Life receives no compensation for such services apart from the various charges against the contracts described in the prospectus.

These servicing and administration agreements may be terminated by the parties without the payment of any penalty upon 60 days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. Contract owners will not receive notice with respect to changes in the agreements.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the separate account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

FEDERAL TAX MATTERS

Note: Information contained herein should not be substituted for the advice of a personal tax advisor. We do not make any guarantee regarding the tax status of any contract or any transaction involving the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that other special rules may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws or to compare the tax treatment of the contracts to the tax treatment of any other investment.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of United States federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

Federal Life Tax Status

Federal Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from Federal Life and its operations form a part of Federal Life.

Taxation of Annuity Contracts in General

Section 72 of the Code governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a surrender or as income payments under the income option elected. For a surrender received as a total surrender (total surrender or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial surrender from a non-qualified contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. In the case of a partial surrender under a qualified contract, a ratable portion of the amount received is taxable. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a surrender is taxed at ordinary income tax rates. Tax penalties may also apply.

For income payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All income payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed income option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable income option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which income payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the contract). For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the contracts should seek competent tax advice about the tax consequences of distributions.

Withholding Tax on Distributions

The Code generally requires Federal Life (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or surrender from a contract. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship surrenders). Failure to “roll over” the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature surrenders, described later in this section.

Surrenders or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient’s conduct of a trade or business in the United States and such payment is included in the recipient’s gross income.

Diversification — Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable contracts. These Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

We intend that each portfolio of the Federal Life Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which owner control of the investments of a segregated asset account would cause the owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the owner and the insurance company regarding the availability of a particular investment option and other than the owner’s right to allocate premiums and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of subaccounts at any time. The owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the contract there will be no arrangement, plan, contract or agreement between an owner and Federal Life regarding the availability of a particular investment choice and other than the owner’s right to allocate premiums and transfer funds among the available investment choices, all investment decisions concerning the investment choices will be made by Federal Life or an advisor in its sole and absolute discretion. The contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided 12 investment options with the insurance company having the ability to add an additional eight options, whereas the contract offers two investment choices. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, an owner is permitted to make up to 12 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Federal Life does not believe that the differences between the contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment options and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Federal Life reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts that are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway v. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. In response to the Conway decision, the IRS issued Notice 2003-51 announcing that pending the publication of final regulations, the IRS will consider all the facts and circumstances, using general principles of tax law, to determine whether a partial exchange and a subsequent surrender from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the date on which the partial exchange was completed should be treated as an integrated transaction. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS. Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may have tax consequences. Any assignment or pledge of a qualified contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

An assignment or pledge of all or any portion of the value of a non-qualified contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual’s gross income. In addition, the amount included in the individual’s gross income could also be subject to the 10% penalty tax discussed below under non-qualified contracts.

An assignment or pledge of all or any portion of the value of a qualified contract will disqualify the qualified contract. If the qualified contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the qualified contract is an IRA annuity or a 403(b) annuity, the Code requires the qualified contract to be nontransferable. If the qualified contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as income payments. Estate or gift taxes may also apply.

Qualified Plans

The contracts offered by the prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners of a qualified contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan. Owners, annuitants and beneficiaries are also reminded that a qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is already tax-deferred.

Tax Treatment of Surrenders

Non-Qualified Contracts.  Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer’s gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Qualified Contracts.  In the case of a surrender under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose “disability” is defined in Section 72(m)(7) of the Code); (3) upon separation from service after attainment of age 55, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Surrenders of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship surrenders do not include any earnings on salary reduction contributions. These limitations on surrenders apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on surrenders do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any surrenders or distributions.

The taxable portion of a surrender or distribution from qualified contracts may, under some circumstances, be “rolled over” into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an “eligible rollover distribution” made by certain types of plans (as described above under “Federal Tax Matters— Withholding Tax on Distributions”) that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that income payments begin under an annuity contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of the year in which the employee attains the later of age 70 1/2 or the year in which the employee of retires. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity contract is the account value under the contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the contract.

If the sole beneficiary is the contract holder’s or employee’s spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the contract holder employee and spouse is permitted to be used. The normal form of distributions under a defined benefit plan or an annuity contract must be paid in the form of periodic income payments for the employee’s life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee’s age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Federal Life’s administrative procedures. Federal Life is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a contract, unless Federal Life specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain surrender penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Surrenders — Qualified Contracts” above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Federal Life in connection with certain qualified plans will utilize tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Tax-Sheltered Annuities.  Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and surrenders. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Individual Retirement Annuities.  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “individual retirement annuity” (“IRA annuity”). Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual’s gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRA Annuities.  Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Contributions for Roth IRA annuities are limited to a maximum of $2,000 per year and are not deductible from taxable income. The Economic Growth & Tax Relief Reconciliation Act of 2001 (the “Act”) increases the maximum annual dollar limitation limit for IRA contributions (including Roth IRA contributions) from $2,000 to $3,000 for calendar years 2002 through 2004; $4,000 for calendar years 2005 through 2007; and $5,000 for 2008. After 2008, the limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $500 for 2002 through 2005, and $1,000 for 2006 and later.

Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer’s IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

Pension and Profit — Sharing Plans.  The Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, surrenders and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Eligible Deferred Compensation Plans — Section 457.  Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant’s includible compensation or the elective deferral limitation. The Act increases the dollar limit on deferrals to conform to the elective deferral limitation. The elective deferral limitation is $14,000 for 2007. The limit will continue to be indexed for inflation after 2007 in $500 increments. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,000 in 2006 and thereafter.

The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer’s general creditors.

In general, distributions from a plan are prohibited under Section 457 of the Code unless made after the participant:

•	attains age 70 1/2,

•	severs employment,

•	dies, or

•	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under Section 457. Amounts accumulated in a plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

ANNUITY PAYMENTS

The method for determining the amount of annuity payments, including how any change in the amount of a payment after the first payment is determined, is described under the caption “Income Payments” in the prospectus.

EXPERTS

Locke Lord Bissell & Liddell LLP serves as counsel to Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account-A, Federal Life Trust, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc.

The financial statements of Federal Life Variable Annuity Account — A as of December 31, 2007 and for each of the years in the two-year period then ended, and the statutory balance sheets of Federal Life Insurance Company (Mutual) as of December 31, 2007 and December 31, 2006 and the statutory income statements and statements of cash flow for each of the years in the two-year period ended December 31, 2007, included in this Statement of Additional Information, have been included herein in reliance upon the reports of Blackman Kallick, LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The Blackman Kallick, LLP audit report dated April 30, 2008 states that the effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Accordingly, the audit report states that, in the opinion of Blackman Kallick, LLP, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Federal Life as of December 31, 2007 and for each of the years in the two year period then ended, and the results of its operations and its cash flow for the years then ended. The audit report then states that, in the opinion of Blackman Kallick, LLP, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and policyholders’ surplus of Federal Life as of December 31, 2007 and for each of the years in the two year period then ended, and the results of its operations and its cash flow for the years then ended. The Blackman Kallick, LLP audit report states that it does not express an opinion on internal control over financial reporting. The principal business address of Blackman Kallick, LLP is 10 South Riverside Plaza, 9th Floor, Chicago, Illinois 60606.

The statutory-basis statements of operations, changes in policyowners’ surplus and cash flow of Federal Life Insurance Company (Mutual) for the year ended December 31, 2005 appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The unit value data included in the financial statements of Federal Life Variable Annuity Account A for each of the three years in the period ended December 31, 2005, appearing in this Prospectus and Registration Statement have been derived from financial statements audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein. Such unit value data is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected portfolios. The statutory-basis financial statements and schedules of Federal Life Insurance Company (Mutual), which are included in this SAI, should be considered only as bearing on the ability of Federal Life to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Report of Independent Registered Public Accounting Firm

To the Contract Owners and Board of Directors of
Federal Life Variable Annuity Account A

We have audited the accompanying statements of assets and liabilities of each of the individual sub-accounts of Federal Life Variable Annuity Account A (“the Account” comprising, respectively, Vanguard Wellesley Income Fund, Vanguard Long-Term Corporate Fund, Vanguard Windsor Fund, Vanguard Wellington Fund, Vanguard Morgan Growth Fund and Vanguard Prime Money Market Fund) as of December 31, 2007, and the related statements of operations and changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended December 31, 2005 were audited by other auditors whose report dated February 7, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Federal Life Variable Annuity Account A as of December 31, 2007, and the results of their operations and changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 26, 2008
Chicago, IL

1

Federal Life Variable Annuity Account A

Statement of Assets and Liabilities
December 31, 2007

ASSETS
Investments at Market Value (note B)
Vanguard Wellesley Income Fund
29,654.992	admiral class non-qualified shares (cost $802,433)@	$52.88	$1,568,156
Vanguard Long-Term Corporate Fund
5,226.057	investor class qualified shares (cost $46,486)@	$9.06	47,348
105,986.121	admiral class non-qualified shares (cost $939,673)@	$9.06	960,234
Vanguard Windsor Fund
73,851.801	admiral class qualified shares (cost $2,948,561)@	$53.02	3,915,622
299,757.711	admiral class non-qualified shares (cost $11,672,284)@	$53.02	15,893,154
Vanguard Wellington Fund
1,658.194	investor class qualified shares (cost $33,215)@	$32.62	54,090
58,901.858	admiral class non-qualified shares (cost $2,209,264)@	$56.34	3,318,531
Vanguard Morgan Growth Fund
2,710.542	admiral class qualified shares (cost $81,636)@	$60.59	164,232
20,984.563	admiral class non-qualified shares (cost $839,386)@	$60.59	1,271,455
Vanguard Prime Money Market Fund
234,165.640	investor class qualified shares (cost $234,166)@	$1.00	234,166
2,210,858.240	investor class non-qualified shares (cost $2,210,858)@	$1.00	2,210,858

TOTAL ASSETS			29,637,846

LIABILITIES
Accrued Expenses (note C)			2,704
Other Due Affiliate			99,142

TOTAL LIABILITIES			101,846

NET ASSETS			$29,536,000

NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY
CONTRACT OWNERS
Vanguard Wellesley Income Fund
81,153.314	admiral class non-qualified accumulation units @	$19.247740	$1,562,018
Vanguard Long-Term Corporate Fund
4,193.668	investor class qualified accumulation units @	$11.408372	47,843
82,869.782	admiral class non-qualified accumulation units @	$11.568493	958,678
Vanguard Windsor Fund
67,693.215	admiral class qualified accumulation units @	$48.042767	3,252,169
	reserve for payout annuity		618,833
472,562.193	admiral class non-qualified accumulation units @	$33.540974	15,850,196
	reserve for payout annuity		9,870
Vanguard Wellington Fund
1,895.109	investor class qualified accumulation units @	$28.512874	54,035
139,266.077	admiral class non-qualified accumulation units @	$23.800654	3,314,624
Vanguard Morgan Growth Fund
5,050.756	admiral class qualified accumulation units @	$32.213524	162,703
53,722.617	admiral class non-qualified accumulation units @	$23.596050	1,267,642
Vanguard Prime Money Market Fund
50,533.611	investor class qualified accumulation units @	$4.608458	232,882
478,361.193	investor class non-qualified accumulation units @	$4.608458	2,204,507

TOTAL NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT OWNERS			$29,536,000

See notes to financial statements

2

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2007 and December 31, 2006

	Vanguard Wellesley Income Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$0	$0	$69,466	$75,883
Expense — Mortality and expense	0	0	13,644	14,411

Net investment income (loss)	0	0	55,822	61,472
Net realized and unrealized gain (loss) on investments	0	0	24,222	107,776

Increase (decrease) in net assets from operations	0	0	80,044	169,248
Net purchase (redemption) payments received (disbursed)	0	0	(307,006)	(100,914)

Increase (decrease) in net assets	0	0	(226,962)	68,334
Net Assets:
Beginning of year	0	0	1,788,980	1,720,646

End of year	$0	$0	$1,562,018	$1,788,980

	Vanguard Long-Term Corporate Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$1,290	$9	$55,250	$56,557
Expense — Mortality and expense	181	0	7,877	8,323

Net investment income (loss)	1,109	9	47,373	48,234
Net realized and unrealized gain (loss) on investments	1,621	(7)	(19,072)	(28,266)

Increase (decrease) in net assets from operations	2,730	2	28,301	19,968
Net purchase (redemption) payments received (disbursed)	45,000	0	(11,000)	(157,966)

Increase (decrease) in net assets	47,730	2	17,301	(137,998)
Net Assets:
Beginning of year	113	111	941,377	1,079,375

End of year	$47,843	$113	$958,678	$941,377

See notes to financial statements

3

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets (continued)
For the Years Ended December 31, 2007 and December 31, 2006

	Vanguard Windsor Fund
	Admiral Class	Admiral Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$110,595	$65,930	$444,162	$252,101
Expense — Mortality and expense	31,068	28,661	147,942	128,948

Net investment income (loss)	79,527	37,269	296,220	123,153
Net realized and unrealized gain (loss) on investments	(220,040)	666,217	(949,679)	2,520,970

Increase (decrease) in net assets from operations	(140,513)	703,486	(653,459)	2,644,123
Net purchase (redemption) payments received (disbursed)	(337,886)	(218,286)	(733,046)	323,287

Increase (decrease) in net assets	(478,399)	485,200	(1,386,505)	2,967,410
Net Assets:
Beginning of year	4,349,401	3,864,201	17,246,571	14,279,161

End of year	$3,871,002	$4,349,401	$15,860,066	$17,246,571

	Vanguard Wellington Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$1,953	$2,016	$118,355	$106,592
Expense — Mortality and expense	487	491	27,283	25,117

Net investment income (loss)	1,466	1,525	91,072	81,475
Net realized and unrealized gain (loss) on investments	3,027	6,080	141,604	312,100

Increase (decrease) in net assets from operations	4,493	7,605	232,676	393,575
Net purchase (redemption) payments received (disbursed)	(12,167)	(760)	(85,045)	(48,924)

Increase (decrease) in net assets	(7,674)	6,845	147,631	344,651
Net Assets:
Beginning of year	61,709	54,864	3,166,993	2,822,342

End of year	$54,035	$61,709	$3,314,624	$3,166,993

See notes to financial statements

4

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets (continued)
For the Years Ended December 31, 2007 and December 31, 2006

	Vanguard Morgan Growth Fund (Note B)
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Qualified	Qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$0	$0	$4,615	$2,081
Expense — Mortality and expense	0	0	1,340	1,225

Net investment income (loss)	0	0	3,275	856
Net realized and unrealized gain (loss) on investments	0	0	12,207	13,145

Increase (decrease) in net assets from operations	0	0	15,482	14,001
Net purchase (redemption) payments received (disbursed)	0	0	(2,378)	(7,967)

Increase (decrease) in net assets	0	0	13,104	6,034
Net Assets:
Beginning of year	0	0	149,599	143,565

End of year	$0	$0	$162,703	$149,599

	Vanguard Morgan Growth Fund (Note B)
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Non-qualified	Non-qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$0	$0	$35,723	$16,357
Expense — Mortality and expense	0	0	10,262	12,065

Net investment income (loss)	0	0	25,461	4,292
Net realized and unrealized gain (loss) on investments	0	0	92,940	124,011

Increase (decrease) in net assets from operations	0	0	118,401	128,303
Net purchase (redemption) payments received (disbursed)	0	0	(35,879)	(369,912)

Increase (decrease) in net assets	0	0	82,522	(241,609)
Net Assets:
Beginning of year	0	0	1,185,120	1,426,729

End of year	$0	$0	$1,267,642	$1,185,120

See notes to financial statements

5

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets (continued)
For the Years Ended December 31, 2007 and December 31, 2006

	Vanguard Prime Money Market Fund
	Investor Class	Investor Class	Investor Class	Investor Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Income — Reinvested dividends	$11,525	$4,328	$107,026	$99,007
Expense — Mortality and expense	1,922	762	17,889	17,761

Net investment income	9,603	3,566	89,137	81,246

Increase (decrease) in net assets from operations	9,603	3,566	89,137	81,246
Net purchase (redemption) payments received (disbursed)	(4,148)	139,062	108,659	(509,105)

Increase (decrease) in net assets	5,455	142,628	197,796	(427,859)
Net Assets:
Beginning of year	227,427	84,799	2,006,711	2,434,570

End of year	$232,882	$227,427	$2,204,507	$2,006,711

See notes to financial statements

6

Federal Life Variable Annuity Account A

Notes to Financial Statements
December 31, 2007

Note A — The Account

Federal Life Variable Annuity Account A (the “Account”) is a separate account of Federal Life Insurance Company (Mutual) (“Federal Life”). The Account is registered as a unit investment trust under the Investment Company Act of 1940.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Federal Life’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Federal Life may conduct.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from 3.5 percent to 7 percent, as regulated by the laws of the respective states. The mortality risk is fully borne by the Federal Life and may result in additional amounts being transferred in to the variable annuity account by Federal Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be to Federal Life.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note B — Investments

The net asset value of the investment in each mutual fund represents the market value of the shares. Investment transactions are accounted for on the trade date. Dividends and short-term capital gain distributions are recorded as income on the ex-dividend date, with the distributions being reinvested. Long-term capital gain distributions are recorded on the ex-dividend date as net realized and unrealized gain (loss) by investments, with the distribution being reinvested. Cost represents the average cost of shares purchased, less redemptions.

The cost of purchases and proceeds from sales of investments for the years ended December 31, 2007 and 2006 were as follows:

	2007		2006
	Purchases	Sales	Purchases	Sales

Vanguard Wellesley Income Fund	$—	$307,006	$26,191	$127,105
Vanguard Long-Term Corporate Fund	45,000	11,000	30,247	188,213
Vanguard Windsor Fund	52,300	1,123,232	538,194	433,194
Vanguard Wellington Fund	82,620	12,167	61,789	111,473
Vanguard Morgan Growth Fund	38,972	244,894	64,483	442,362
Vanguard Prime Money Market Fund	208,641	104,130	151,142	521,184

	$427,533	$1,802,429	$872,046	$1,823,531

Note C — Mortality and Expense Assurances

Deductions of .00233% per daily valuation period (annual basis of .85%) of the current value of the Account are made to Federal Life for mortality and expense assurances.

Note D — Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of Federal Life, which under the Internal Revenue Code is taxed as a “life insurance company”. The Account will not be taxed as a

7

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income, or on the realized gain on the Account.

Note E — Changes in Units Outstanding

	Vanguard Wellesley Income Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Unit value, beginning of year	$ N/A	$ N/A	$18.36	$16.62
Unit value, end of year	$ N/A	$ N/A	$19.25	$18.36

Number of units outstanding, beginning of year	0.000	0.000	97,462.039	103,531.357
Withdrawals	0.000	0.000	(16,308.725)	(7,543.113)
Transfers between Account divisions, net	0.000	0.000	0.000	1,473.795

Number of units outstanding, end of year	0.000	0.000	81,153.314	97,462.039

	Vanguard Long-Term Corporate Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Unit value, beginning of year	$11.08	$10.87	$11.23	$11.00
Unit value, end of year	$11.41	$11.08	$11.57	$11.23

Number of units outstanding, beginning of year	10.197	10.197	83,850.537	98,151.297
Withdrawals	0.000	0.000	(980.755)	(14,300.760)
Transfers between Account divisions, net	4,183.471	0.000	0.000	0.000

Number of units outstanding, end of year	4,193.668	10.197	82,869.782	83,850.537

	Vanguard Windsor Fund
	Admiral Class	Admiral Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Unit value, beginning of year	$50.04	$42.24	$34.93	$29.49
Unit value, end of year	$48.04	$50.04	$33.54	$34.93

Number of units outstanding, beginning of year	73,134.034	76,748.606	493,168.984	483,425.338
Net contract purchase payments	45.603	54.536	0.000	0.000
Withdrawals	(4,660.972)	(3,669.108)	(16,437.695)	(1,649.831)
Transfers between Account divisions, net	(825.450)	0.000	(4,169.096)	11,393.477

Number of units outstanding, end of year	67,693.215	73,134.034	472,562.193	493,168.984

8

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

	Vanguard Wellington Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Unit value, beginning of year	$26.54	$23.29	$22.13	$19.39
Unit value, end of year	$28.51	$26.54	$23.80	$22.13

Number of units outstanding, beginning of year	2,325.402	2,356.147	143,112.825	145,521.414
Withdrawals	(430.293)	(30.745)	(3,821.548)	(1,710.630)
Transfers between Account divisions, net	0.000	0.000	(25.201)	(697.959)

Number of units outstanding, end of year	1,895.109	2,325.402	139,266.077	143,112.825

	Vanguard Morgan Growth Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Qualified	Qualified
	2007	2006	2007	2006

Unit value, beginning of year	$ N/A	$ N/A	$29.18	$26.43
Unit value, end of year	$ N/A	$ N/A	$32.21	$29.18

Number of units outstanding, beginning of year	0.000	0.000	5,127.394	5,431.313
Withdrawals	0.000	0.000	(76.638)	(75.777)
Transfers between Account divisions, net	0.000	0.000	0.000	(228.142)

Number of units outstanding, end of year	0.000	0.000	5,050.756	5,127.394

	Vanguard Morgan Growth Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Non-qualified	Non-qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Unit value, beginning of year	$ N/A	$ N/A	$21.37	$19.36
Unit value, end of year	$ N/A	$ N/A	$23.60	$21.37

Number of units outstanding, beginning of year	0.000	0.000	55,453.396	73,687.927
Net contract purchase payments	0.000	0.000	0.000	292.784
Withdrawals	0.000	0.000	(734.265)	(749.397)
Transfers between Account divisions, net	0.000	0.000	(996.514)	(17,777.918)

Number of units outstanding, end of year	0.000	0.000	53,722.618	55,453.396

9

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

	Vanguard Prime Money Market Fund
	Investor Class	Investor Class	Investor Class	Investor Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2007	2006	2007	2006

Unit value, beginning of year	$4.42	$4.25	$4.42	$4.25
Unit value, end of year	$4.61	$4.42	$4.61	$4.42

Number of units outstanding, beginning of year	51,475.567	19,954.511	454,196.329	572,891.064
Net contract purchase payments	510.230	21.734	0.000	0.000
Withdrawals	(1,452.186)	(2,725.641)	(776.935)	(113,747.830)
Transfers between Account divisions, net	0.000	34,224.963	24,941.799	(4,946.905)

Number of units outstanding, end of year	50,533.611	51,475.567	478,361.193	454,196.329

Note F —	Summary of units outstanding, unit values, expenses and total return for each of the five years in the period ended December 31

Vanguard Wellesley Income Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	81,153.314	$19.25	$1,562,018	4.27%	0.85%	4.92%
2006	97,462.039	18.36	1,788,980	4.42%	0.85%	9.87%
2005	103,531.357	16.62	1,720,646	4.15%	0.85%	2.78%
2004	109,787.514	16.16	1,773,783	3.98%	0.85%	5.87%
2003	157,659.485	15.13	2,385,366	4.30%	0.85%	8.43%

Vanguard Long-Term Corporate Fund
Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	4,193.668	$11.41	$47,843	8.05%	0.85%	17.04%
2006	10.197	11.08	113	8.23%	0.85%	1.83%
2005	10.197	10.87	111	8.16%	0.85%	4.53%
2004	10.197	10.43	106	5.58%	0.85%	6.58%
2003	3,083.482	9.66	29,773	5.24%	0.85%	5.13%

10

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Vanguard Long-Term Corporate Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	82,869.782	$11.57	$958,678	5.88%	0.85%	3.01%
2006	83,850.537	11.23	941,377	5.75%	0.85%	2.03%
2005	98,151.297	11.00	1,079,375	5.03%	0.85%	4.94%
2004	128,152.456	10.54	1,350,587	5.68%	0.85%	7.76%
2003	126,848.127	9.75	1,236,254	5.61%	0.85%	4.95%

Vanguard Windsor Fund
Admiral/Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets(1)	Ratio	Net Assets	Return*

2007	67,693.215	$48.04	$3,252,169	2.75%	0.85%	(3.49)%
2006	73,134.034	50.04	3,659,295	1.63%	0.85%	17.42%
2005	76,748.606	42.24	3,241,993	2.60%	0.85%	4.17%
2004	84,657.780	40.53	3,430,942	1.62%	0.85%	10.41%
2003	103,327.368	36.01	3,720,554	1.30%	0.85%	30.95%

*	Annualized

(1)	Does not include payout reserve

Vanguard Windsor Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets(1)	Ratio	Net Assets	Return*

2007	472,562.193	$33.54	$15,850,196	2.60%	0.85%	(3.83)%
2006	493,168.983	34.93	17,227,460	1.64%	0.85%	17.19%
2005	483,425.338	29.49	14,256,686	2.60%	0.85%	4.07%
2004	515,836.052	28.29	14,595,055	1.59%	0.85%	11.67%
2003	554,325.871	25.14	13,934,934	1.26%	0.85%	30.20%

11

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Vanguard Wellington Fund
Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	1,895.109	$28.51	$54,035	3.47%	0.85%	7.98%
2006	2,325.402	26.54	61,709	3.49%	0.85%	13.17%
2005	2,356.147	23.29	54,864	3.14%	0.85%	5.78%
2004	2,389.272	21.98	52,524	2.96%	0.85%	9.78%
2003	2,425.666	19.94	48,375	2.86%	0.85%	17.87%

Vanguard Wellington Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	139,266.077	$23.80	$3,314,624	3.64%	0.85%	7.16%
2006	143,112.826	22.13	3,166,993	3.62%	0.85%	13.37%
2005	145,521.414	19.39	2,822,342	3.28%	0.85%	5.95%
2004	144,599.089	18.28	2,643,645	3.10%	0.85%	9.83%
2003	154,082.351	16.56	2,551,839	3.00%	0.85%	18.11%

Vanguard Morgan Growth Fund
Admiral/Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	5,050.756	$32.21	$162,703	2.93%	0.85%	9.83%
2006	5,127.394	29.18	149,599	1.45%	0.85%	9.76%
2005	5,431.313	26.43	143,565	0.76%	0.85%	8.09%
2004	5,512.583	24.41	134,553	0.62%	0.85%	8.75%
2003	6,971.144	22.28	155,347	0.31%	0.85%	28.03%

*	Annualized

(1)	Does not include payout reserve

12

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Vanguard Morgan Growth Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	53,722.617	$23.60	$1,267,642	2.93%	0.85%	9.69%
2006	55,453.396	21.37	1,185,120	1.20%	0.85%	9.39%
2005	73,687.927	19.36	1,426,729	0.72%	0.85%	8.16%
2004	79,797.991	17.86	1,425,402	0.82%	0.85%	9.45%
2003	81,068.409	16.29	1,320,360	0.45%	0.85%	27.08%

Vanguard Prime Money Market Fund
Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	50,533.611	$4.61	$232,882	5.02%	0.85%	4.18%
2006	51,475.567	4.42	227,427	3.21%	0.85%	2.65%
2005	19,954.511	4.25	84,799	3.07%	0.85%	2.20%
2004	23,744.503	4.16	98,817	1.13%	0.85%	0.27%
2003	24,789.595	4.15	102,912	0.90%	0.85%	0.05%

Vanguard Prime Money Market Fund
Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2007	478,361.193	$4.61	$2,204,507	5.06%	0.85%	4.21%
2006	454,196.329	4.42	2,006,711	4.56%	0.85%	3.74%
2005	572,891.064	4.25	2,434,570	2.84%	0.85%	2.02%
2004	702,878.143	4.16	2,925,140	1.08%	0.85%	0.23%
2003	780,995.483	4.15	3,242,231	0.92%	0.85%	0.06%

*	Annualized

13

Report of Independent Registered Public Accounting Firm

Contract Owners
Federal Life Variable Annuity Account A

We have audited the accompanying unit value data of Federal Life Variable Annuity Account A (comprising, respectively, Vanguard Wellesley Income Fund, Vanguard Long-Term Corporate Fund, Vanguard Windsor Fund, Vanguard Wellington Fund, Vanguard Morgan Growth Fund, and Vanguard Prime Money Market Fund) for each of the three years in the period ended December 31, 2005. This unit value data is the responsibility of the Account’s management. Our responsibility is to express an opinion on this unit value data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the unit value data is free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the selected unit value data, assessing the accounting principles used and significant estimates made by management, and evaluating the overall unit value data presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the selected unit value data referred to above present fairly, in all material respects, the selected unit value data for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois
February 7, 2006

Federal Life Insurance Company
(Mutual)

Statutory Financial Statements for the
Years Ended December 31, 2007 and 2006

Federal Life Insurance Company (Mutual)

Statutory Financial Statements and Other Financial Information

Years Ended December 31, 2007 and 2006

Independent Auditor’s Report	1
Statutory Financial Statements
Statutory Statements of Admitted Assets, Liabilities and Surplus	3
Statutory Statements of Operations	4
Statutory Statements of Changes in Policyowners’ Surplus	5
Statutory Statements of Cash Flow	6
Notes to Statutory Financial Statements	7
Other Financial Information
Supplemental Schedule of Selected Financial Data	21
Note to Supplemental Schedule of Selected Financial Data	28

Independent Auditor’s Report

Board of Directors
Federal Life Insurance Company (Mutual)

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Federal Life Insurance Company (Mutual) (the Company) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in policyowners’ surplus and cash flow for the years then ended. These statutory financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statutory financial statements based on our audits. The statutory financial statements of Federal Life Insurance Company (Mutual) as of and for the year ended December 31, 2005 were audited by other auditors whose report dated February 7, 2006 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statutory financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the statutory financial statements, these statutory financial statements were prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the statutory financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Federal Life Insurance Company (Mutual) as of December 31, 2007 and 2006, and the results of its operations and its cash flow for the years then ended.

Also in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and policyholders’ surplus of Federal Life Insurance Company (Mutual) as of December 31, 2007 and 2006, and the results of its operations and its cash flow for the years then ended on the basis described in Note 1.

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental schedule of selected financial data is presented for the purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

April 30, 2008
Chicago, IL

Statutory Statements of Admitted

Assets, Liabilities and Surplus Follow

2

Federal Life Insurance Company (Mutual)

Statutory Statements of Admitted Assets, Liabilities and Surplus

	December 31
	2007	2006

ADMITTED ASSETS
Cash and investments
Bonds (Note 2)	$170,162,066	$172,170,865
Common stocks (Note 2)	11,455,296	8,096,736
Investments in unconsolidated subsidiaries (Note 3)	811,013	806,372
Home office properties (Note 2)	2,528,481	2,438,050
Policy loans (Note 2)	10,685,668	10,822,076
Cash and short-term investments (Note 2)	3,321,664	5,430,324

Total cash and investments	198,964,188	199,764,423

Premiums deferred and uncollected	4,166,283	4,514,449
Accrued investment income	2,128,259	2,152,378
Dividends due from subsidiary	139,000	120,000
Electronic data-processing equipment	56,210	84,728
Federal income taxes recoverable (including $504,568 and $546,403, net deferred tax asset as of December 31, 2007 and 2006, respectively) (Note 4)	505,748	547,583
Miscellaneous	25,404	51,817
Separate account assets (Note 12)	29,637,846	31,243,370

Total admitted assets	$235,622,938	$238,478,748

LIABILITIES AND POLICYOWNERS’ SURPLUS
Policy reserves (Note 10)
Life	$94,313,924	$93,638,196
Annuity	60,181,578	59,149,020
Accident and health	1,008,946	963,120
Deposit-type contracts	10,677,184	10,724,862

Total policy reserves	166,181,632	164,475,198

Policy and contract claims	2,424,413	2,944,510
Accrued expenses and other liabilities	1,043,960	1,712,707
Asset valuation reserve	2,770,257	2,212,790
Interest maintenance reserve	591,350	691,190
Separate account liabilities (Note 12)	29,637,846	31,243,370

Total liabilities	202,649,458	203,279,765

Contingencies (Note 5)
Policyowners’ surplus — unassigned (Note 6)	32,973,480	35,198,983

Total liabilities and policyowners’ surplus	$235,622,938	$238,478,748

See accompanying notes.

3

Federal Life Insurance Company (Mutual)

Statutory Statements of Operations

	Years Ended December 31
	2007	2006	2005

Premiums and other revenues
Premiums:
Life	$17,312,198	$17,205,850	$16,037,204
Annuity	7,191,024	5,840,484	3,479,204
Accident and health	389,393	439,605	470,357

Total premiums	24,892,615	23,485,939	19,986,765
Net investment income (Note 2)	11,814,801	11,732,985	11,742,025
Other	362,232	335,223	366,989

Total revenues	37,069,648	35,554,147	32,095,779

Benefits paid or provided
Life	14,393,382	13,153,450	12,351,176
Annuity	8,516,735	5,953,770	4,625,763
Accident and health	332,604	393,307	434,867
Interest and adjustments on policy or deposit-type contract funds	593,219	342,966	500,985
Other benefits	163,747	166,961	206,374
Increase in policy reserves	1,754,112	2,508,347	3,701,988

Total benefits paid or provided	25,753,799	22,518,801	21,821,153

Insurance expenses
Commissions	1,769,819	2,110,243	2,321,034
General insurance expenses	10,037,741	10,218,985	10,835,723
Net transfers to (from) separate account	35,130	195,736	(899,847)
Other	898,906	898,906	831,494

Total insurance expenses	12,741,596	13,423,870	13,088,404
Loss from operations before dividends to policyowners, federal income tax benefit, and net realized investment gains (losses)	(1,355,749)	(388,524)	(2,813,778)
Dividends to policyowners	427,308	554,208	555,172

Loss from operations before federal income tax benefit and net realized investment gains (losses)	(1,783,057)	(942,732)	(3,368,950)
Federal income tax benefit (Note 4)	201,097	176,975	109,926

Loss from operations before net realized investment gains (losses)	(1,581,960)	(765,757)	(3,259,024)
Net realized investment gains, less federal income taxes and amounts transferred to or from interest maintenance reserve (Note 2)	899,830	160,795	115,960

Net loss	$(682,130)	$(604,962)	$(3,143,064)

See accompanying notes.

4

Federal Life Insurance Company (Mutual)

Statutory Statements of Changes in Policyowners’ Surplus

	Years Ended December 31
	2007	2006	2005

Policyowners’ surplus at beginning of year	$35,198,983	$35,881,640	$39,126,190
Policyowners’ surplus increases (decreases)
Net loss	(682,130)	(604,962)	(3,143,064)
Change in net unrealized investment gains (losses)	(579,877)	427,690	(15,976)
Change in deferred income tax	499,794	32,648	983,607
Change in asset valuation reserve	(557,467)	(570,589)	(183,456)
Change in nonadmitted assets	(905,823)	32,556	(885,661)

Policyowners’ surplus at end of year	$32,973,480	$35,198,983	$35,881,640

See accompanying notes.

5

Federal Life Insurance Company (Mutual)

Statutory Statements of Cash Flow

	Years Ended December 31
	2007	2006	2005

Operating activities
Premiums collected	$25,193,569	$23,618,674	$19,848,216
Investment income received	11,843,401	11,654,069	11,708,971
Insurance benefits paid	(24,366,161)	(19,617,747)	(17,559,817)
Dividends paid to policyowners	(552,385)	(569,920)	(602,846)
Commissions, general insurance expenses and other deductions	(12,649,277)	(13,386,337)	(13,689,489)
Federal income taxes refunded	201,098	176,975	109,926
Miscellaneous income	362,232	335,472	367,213
Net transfers (to) from separate account	(35,130)	(195,736)	899,847

Net cash provided by operating activities	(2,653)	2,015,450	1,082,021

Investing activities
Sale, maturity or repayment of investments:
Bonds	13,194,726	11,965,639	21,867,166
Stocks	5,112,258	1,049,786	760,190
Purchase of investments:
Bonds	(11,187,698)	(11,948,703)	(23,160,206)
Stocks	(8,084,314)	(3,615,469)	(978,973)
Decrease (increase) in policy loans	136,408	211,500	(53,688)
Other	(248,473)	(50,434)	(10,212)

Net cash used in investing activities	(1,077,093)	(2,387,681)	(1,575,723)
Financing activities and miscellaneous sources
Net withdrawals on deposit-type contracts and other insurance liabilities	(47,678)	(729,616)	(779,082)
Other cash provided	(981,235)	816,976	1,735

Net cash provided by (used in) financing activities	(1,028,913)	87,360	(777,347)

Net decrease in cash and short-term investments	(2,108,659)	(284,871)	(1,271,049)
Cash and short-term investments at beginning of year	5,430,324	5,715,195	6,986,244

Cash and short-term investments at end of year	$3,321,665	$5,430,324	$5,715,195

See accompanying notes.

6

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements
Years Ended December 31, 2007, 2006 and 2005

1.	Nature of Operations and Significant Accounting Policies

Federal Life Insurance Company (Mutual) (Federal Life) is a mutual life insurance company domiciled in Illinois. Federal Life’s primary business is the sale of various life, accident and health and annuity products through independent agents. Group and individual life insurance make up the majority of Federal Life’s sales. Although Federal Life is licensed to sell its products in 46 states, its primary markets are California, Florida, Illinois, Pennsylvania and Wisconsin.

Federal Life has three noninsurance subsidiaries:  Americana Realty Company (Americana), FED Mutual Financial Services, Inc. (FED Mutual) and FLC Mortgage Company.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the statutory financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance, which differ from accounting principles generally accepted in the United States of America. (GAAP).

Certain practices followed by Federal Life differ from GAAP as summarized below:

Investments

Investments in bonds are carried at cost or amortized cost. Common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the National Association of Insurance Commissioners (NAIC). GAAP requires that such securities be classified as held-to-maturity, trading or available-for-sale. For GAAP, securities classified as held-to-maturity are carried at cost or amortized cost, and securities classified as trading or available-for-sale are carried at fair value with unrealized gains and losses reported in income for those securities classified as trading and in policyowners’ surplus for those securities classified as available-for-sale.

Fair values of certain investments in bonds are based on values specified by the NAIC rather than on actual or estimated fair values. Real estate owned and occupied by Federal Life is included in investments rather than reported as an operating asset, and investment income and general expenses include imputed rent for Federal Life’s occupancy.

The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) were determined by NAIC-prescribed formulas and are reported as liabilities rather than as valuation allowances or appropriations of policyowners’ surplus. The AVR represents a provision for possible fluctuations in the value of bonds, real estate and other invested assets. Changes in the AVR are charged or credited directly to policyowners’ surplus.

The IMR represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed-income investments, principally bonds. Such gains or losses are amortized into income over the remaining period to maturity based on the seriatim method.

Realized gains and losses are reported in income, net of income taxes and amounts transferred to or from the IMR, rather than on a pretax basis. Changes in admitted investment asset amounts are credited and charged directly to policyowners’ surplus rather than to a separate surplus account.

7

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Subsidiaries

The accounts and operations of subsidiaries are not consolidated with the accounts and operations of Federal Life. Rather, Federal Life’s investments in unconsolidated wholly owned subsidiaries are carried on the basis of the net assets of the subsidiaries. Undistributed changes in the carrying value of subsidiaries are charged or credited directly to policyowners’ surplus.

Premiums

Revenues for annuity policies with life contingencies consist of premiums received rather than policy charges for annuities, which are period certain.

Policy Acquisition Costs

Costs of acquiring new business are expensed when incurred, rather than capitalized and amortized over the period of future revenues or gross profits of the related policies.

Nonadmitted Assets

Certain assets designated as nonadmitted assets, principally net deferred taxes, furniture and equipment and receivables, not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the statutory balance sheets and changes therein are charged or credited to policyowners’ surplus.

Policy Reserves

Certain policy reserves are calculated based on valuation interest and mortality assumptions, which are generally more conservative than assumptions based on estimated expected experience and actual account balances. Life insurance policy reserves are provided for under methods recognized by insurance regulatory authorities using principally the 1941, 1958 and 1980 Commissioners Standard Ordinary mortality tables and assuming interest rates ranging from 21/2% to 51/2%. Annuity benefit reserves principally represent net premium amounts plus accumulated interest.

Reinsurance

The reserves for certain policy and contract liabilities are reported net of reinsured amounts rather than on a gross basis.

Income Taxes

Deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus (2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of policyowners’ surplus excluding any net deferred tax assets, plus (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.

Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

8

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Policyowner Dividends

Policyowner dividends are recognized when declared rather than over the term of the related policies. Dividends to the policyowners are reserved one year in advance through charges to operations.

Cash Flow Statement

The statutory statements of cash flow are prepared in accordance with regulatory requirements.

Other significant accounting practices are as follows:

Investments

Bonds and short-term investments are reported at cost or amortized cost. Discount or premium on bonds is amortized using the interest method.

Mortgage-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker-dealer surveys and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for principal-only and interest-only securities, which are valued using the prospective method.

Common stocks are generally reported at fair value as determined by the SVO of the NAIC. Unrealized gains and losses on investments in common stocks are credited and charged directly to policyowners’ surplus along with any adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

Realized investment gains and losses are determined on a specific identification basis.

Short-term investments include investments with maturities of less than one year as of the date of acquisition, which are principally comprised of money market accounts.

Home office property is depreciated on a straight-line basis using an estimated useful life of 40 years.

Investments in Unconsolidated Subsidiaries

Effective January 1, 2005, the NAIC adopted SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement to SSAP No. 46. There was no impact to Federal Life, and it continues to report each of the following subsidiaries at audited GAAP equity: Americana Realty Company (Americana), FED Mutual Financial Services, Inc. and FLC Mortgage Company.

Americana declared dividends to Federal Life of $432,000, $339,000 and $238,000 in 2007, 2006 and 2005, respectively.

Data-Processing Equipment

The admitted value of Federal Life’s data-processing equipment is limited to 3% of policyowners’ surplus. The admitted portion is reported at cost, less accumulated depreciation with depreciation computed using an accelerated method over useful lives of three years. Accumulated depreciation amounted to $2,329,000 and $2,280,000 as of December 31, 2007 and 2006, respectively.

Recognition of Premium Revenue

Life insurance premiums are recognized as revenue when due. Annuity premiums are recognized as revenue when received. Accident and health premiums are earned pro rata over the terms of the policies.

9

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Policy and Contract Claims

Policy and contract claims represent the estimated ultimate net cost of all reported and unreported claims incurred and unpaid as of December 31. The reserves for unpaid policy and contract claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for policy and contract claims are adequate. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Separate Account Assets and Liabilities

Separate account assets and liabilities reported in the accompanying statutory financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than Federal Life, bears the investment risk. Separate account assets consisting of investments in mutual funds are recorded at fair value. Operations for the separate accounts are not included in the accompanying statutory financial statements.

Policy Reserves

Life, annuity and accident and health policy liabilities are developed by actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law.

Federal Life waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium beyond the date of death for all contracts that contain this provision. Surrender values are not promised in excess of the legally computed reserves.

Traditional policies issued on substandard lives are charged an extra premium plus the regular gross premium for the true age. The corresponding reserves held on such policies are calculated on the same basis as standard policies with an additional reserve of one half of the annual extra premium charge.

Reclassifications

Certain amounts in the 2006 statutory financial statements have been reclassified to conform to the 2007 presentation.

10

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

2.	Investments

The cost or amortized cost and fair value of investments in bonds and common stocks are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In thousands)

As of December 31, 2007
U.S. government obligations	$22,829	$2,053	$0	$24,882
Corporate securities	84,666	1,740	2,318	84,088
Mortgage-backed securities	62,667	305	1,540	61,433

Total bonds	$170,162	$4,098	$3,858	$170,403

Common stocks	$10,717	$1,197	$459	$11,455

As of December 31, 2006
U.S. government obligations	$25,459	$1,577	$104	$26,932
Corporate securities	84,123	1,631	1,323	84,431
Mortgage-backed securities	62,589	212	1,423	61,378

Total bonds	$172,171	$3,420	$2,850	$172,741

Common stocks	$6,774	$1,412	$89	$8,097

The fair value for investments in bonds is determined by the values prescribed by the SVO. Those values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The amortized cost and fair value of bonds as of December 31, 2007, by contractual maturity, are as follows. Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
	(In thousands)

Maturity:
2008	$4,497	$4,509
2009 — 2013	51,390	52,283
2014 — 2018	50,579	50,809
After 2018	1,029	1,369
Mortgage-backed securities	62,667	61,433

	$170,162	$170,403

As of December 31, 2007 and 2006, bonds with a carrying value of $2,574,000 and $2,578,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

11

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The following table analyzes Federal Life’s investment positions, all bonds, with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2007:

	Less Than 12 Months		Greater Than 12 Months		Total NAIC	Total
	NAIC SVO	Unrealized	NAIC SVO	Unrealized	SVO Fair	Unrealized
	Fair Value	Loss	Fair Value	Loss	Value	Losses

U.S. government obligations	$0	$0	$1,189,475	$282	$1,189,475	$282
Corporate securities	6,112,728	358,912	29,979,667	1,958,796	36,092,395	2,317,708
Mortgage-backed securities	4,235,846	118,702	38,631,957	1,420,956	42,867,803	1,539,658

	$10,348,574	$477,614	$69,801,099	$3,380,034	$80,149,673	$3,857,648

The following table analyzes Federal Life’s investment positions, all bonds, with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2006:

	Less Than 12 Months		Greater Than 12 Months		Total NAIC	Total
	NAIC SVO	Unrealized	NAIC SVO	Unrealized	SVO Fair	Unrealized
	Fair Value	Loss	Fair Value	Loss	Value	Losses

U.S. government obligations	$2,493,201	$6,799	$6,211,428	$97,148	$8,704,629	$103,947
Corporate securities	9,992,725	169,079	25,259,283	1,137,733	35,252,008	1,306,812
Mortgage-backed securities	5,612,407	31,454	48,441,113	1,407,960	54,053,520	1,439,414

	$18,098,333	$207,332	$79,911,824	$2,642,841	$98,010,157	$2,850,173

The Company believes that all unrealized losses on individual securities are the result of normal price fluctuations due to market conditions and are not an indication of other-than-temporary impairment. Further, Federal Life believes it has the intent and ability to hold these securities until they fully recover in value. These determinations are based upon the relatively small level of losses and an in-depth analysis of individual securities, which reflect a material unrealized loss position. As of December 31, 2007 and 2006, 94.9% and 95.4%, respectively, of bonds are rated NAIC Class 1 or 2 and are considered investment grade.

With the exception of the Company’s investment in unconsolidated subsidiaries, which are accounted for under the GAAP equity method, the fair value of its investments in bonds and common stock is based on observable market quotations and other observable market data. The Company utilizes fair values determined by third-party pricing servicers.

The Company’s management employs control processes to determine the reasonableness of its bond and common stock portfolios. The Company’s processes are designed to confirm that the fair values provided are accurately recorded. These processes primarily include reviews by management and quarterly oversight by the Investment Committee of the Board of Directors.

The gross unrealized gains and gross unrealized losses and the cost and fair value of investments in unconsolidated subsidiaries are summarized as follows:

	2007	2006
	(In thousands)

Cost	$1,196	$1,196
Gross unrealized loss	(385)	(390)

Fair value	$811	$806

12

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Major categories of net investment income are summarized as follows:

	2007	2006	2005
	(In thousands)

Income:
Bonds	$9,932	$10,118	$10,248
Common stocks (unaffiliated)	311	114	72
Common stocks of subsidiaries	432	339	238
Policy loans	706	628	711
Short-term investments	234	290	199
Amortization of IMR	75	111	157
Real estate	801	829	829
Other	18	19	20

	12,509	12,448	12,474
Investment expenses	694	715	732

Net investment income	$11,815	$11,733	$11,742

Other income and investment expenses include amounts for the occupancy of the home office property of $657,000 in the years ended 2007, 2006 and 2005.

Net realized investment gains are summarized as follows:

	2007	2006	2005
	(In thousands)

Bonds:
Gross gains	$42	$63	$98
Gross losses	(94)	(74)	(80)

	(52)	(11)	18
Common stocks — unaffiliated:
Gross gains	1,093	242	195
Gross losses	(165)	(18)	(24)

	928	224	171
	876	213	189
Amounts transferred to IMR	(24)	52	73

Net realized investment gains	$900	$161	$116

Proceeds from sales of investments in bonds during 2007, 2006 and 2005 were $5,310,000, $6,194,000 and $2,199,000, respectively.

13

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The components of home office properties as of December 31 are as follows:

	2007	2006
	(In thousands)

Cost:
Land	$405	$405
Building and other	7,511	7,263

	7,916	7,668
Accumulated depreciation	5,388	5,230

	$2,528	$2,438

3.	Subsidiaries

Combined financial information of Federal Life’s unconsolidated subsidiaries is summarized as follows:

	2007	2006	2005
	(In thousands)

Investments	$959	$901
Other assets	56	64

Total assets	$1,015	$965

Other liabilities	$204	$158
Policyowners’ equity	811	807

Total liabilities and policyowners’ equity	$1,015	$965

Revenues	$900	$712	$538
Expenses	232	202	177

Net income	$668	$510	$361

4.	Federal Income Taxes

Federal Life is included in a consolidated life-nonlife federal income tax return with its subsidiaries. The income tax expense is principally based on a separate return calculation. A benefit is provided to subsidiaries with tax losses. Federal Life has an operating loss carryforward of $6,861,000, which will expire during years 2017-2022.

The components of the net deferred tax assets (liabilities) are as follows:

	December 31
	2007	2006
	(In thousands)

Gross deferred tax assets	$6,433	$6,107
Gross deferred tax liabilities	(1,275)	(1,449)
Deferred tax assets nonadmitted	(4,653)	(4,111)

Net deferred tax assets	$505	$547

14

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The nonadmitted deferred tax assets increased $542,000 and $57,000 in 2007 and 2006, respectively. The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities are as follows:

	Years Ended December 31
	2007	2006	2005
	(In thousands)

Change in deferred tax assets	$(327)	$(319)	$(745)
Change in deferred tax liabilities	(173)	286	(239)

Net change in deferred taxes	(500)	(33)	(984)
Current income tax benefit	(201)	(177)	(110)

Total current income tax benefit and net change in deferred taxes	$(701)	$(210)	$(1,094)

Federal Life’s income tax benefit and net change in deferred taxes differs from the amount computed by applying the current federal income tax rate of 34% to loss from operations before federal income tax benefit and net realized investment gains (losses) for the following reasons:

	Years Ended December 31
	2007	2006	2005
	(In thousands)

Income tax benefit at statutory rate	$(606)	$(321)	$(1,145)
Add (deduct) tax effect of:
Loss reserve discount	202	138	207
Change in deferred tax on unrealized losses	(45)	45	(23)
Change in deferred tax on unrealized gains	(88)	85	19
Dividends from subsidiaries	(147)	(115)	(81)
Interest maintenance reserve	(26)	(38)	(54)
Other	9	(4)	(17)

Current income tax benefit and net change in deferred taxes	$(701)	$(210)	$(1,094)

5.	Contingencies

Federal Life has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to its business. Federal Life believes that such suits are substantially without merit and that valid defenses exist. Management and general counsel are of the opinion that such litigation will not have a material adverse effect on Federal Life’s financial position or results of operations.

During 2007, the Company received information from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) regarding insolvencies of various insurance companies. It is expected that these insolvencies will result in future guaranty fund assessments against the Company of approximately $144,000. This amount has been accrued as of December 31, 2007.

6.  Policyowners’ Surplus

Under Illinois insurance regulations, Federal Life is required to maintain minimum policyowners’ surplus of $1,500,000. As of December 31, 2007, Federal Life’s policyowners’ surplus exceeds the minimum required policyowners’ surplus under Illinois regulations and the NAIC risk-based capital requirements.

15

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

7.	Reinsurance

Federal Life reinsures a portion of its life, health and annuity risks with other insurance companies to minimize its exposure to loss on certain business. Reinsurance assumed has increased premiums by $4,601,000 in 2007, $4,039,000 in 2006 and $2,391,000 in 2005, while reinsurance ceded has increased premiums by $77,000 in 2007 and decreased premiums by $342,000 in 2006 and $367,000 in 2005. Federal Life’s reserves are net of reinsurance credits of $436,000 and $791,000 as of December 31, 2007 and 2006, respectively, relating to insurance ceded. To the extent that any reinsuring companies are unable to meet obligations under the reinsurance agreements, Federal Life would remain liable.

8.	Benefit Plans

Federal Life has a qualified defined-contribution plan covering substantially all employees. Employees may contribute up to 10% of their total pretax cash compensation. Federal Life matches employee contributions up to 3% of cash compensation at the time of the contribution. Federal Life may match employee contributions up to an additional 3% of cash compensation at the end of the year. Federal Life has always made the discretionary matching contributions. Federal Life contributed $274,000 in 2007, $263,000 in 2006 and $254,000 in 2005.

9.	Fair Values of Financial Instruments

The following methods and assumptions were used by Federal Life in estimating its fair value disclosures for financial instruments:

Cash, Accrued Investment Income and Short-Term Investments

The carrying amounts reported in the statutory balance sheets for these instruments approximate their fair values.

Investment Securities

Fair values for bonds and common stocks are based on market values prescribed by the SVO. For bonds not actively traded, fair values represent amortized cost.

Policy Loans

The fair values of policy loans are estimated using discounted cash flow analysis at the current AA corporate bond interest rate over a five-year period that Federal Life estimates would be obtained if the policy loans were sold to a financial institution.

Investment-Type Insurance Contracts

Fair values for liabilities under investment-type insurance contracts are equal to the cash surrender values of the contracts.

Dividend Accumulations

The fair values for dividend accumulations are equal to the amount of dividends payable on demand as of the reporting date and are recognized in the statutory-basis balance sheets.

16

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Summary of Fair Values

The carrying amounts and fair values of certain of Federal Life’s financial instruments are as follows:

	December 31, 2007		December 31, 2006
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
		(In thousands)

Assets
Bonds	$170,162	$170,403	$172,171	$172,741
Common stocks	11,455	11,455	8,097	8,097
Policy loans	10,686	10,686	10,822	10,822
Cash, accrued investment income and short-term investments	5,450	5,450	7,583	7,583
Liabilities
Individual and group annuities	49,575	49,432	48,705	47,651
Supplementary contracts without life contingencies	743	743	839	839
Dividend accumulations	9,923	9,923	9,869	9,869

Fair values of Federal Life’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in Federal Life’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

10.	Policy Liabilities

As of December 31, 2007, Federal Life’s annuity reserves, deposit fund liabilities and separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In thousands)

Subject to discretionary withdrawal:
At book value, less surrender charge	$11,515	11.3%
At market value	28,907	28.4

Total with adjustment or at market value	40,422	39.7
At book value without adjustment (with minimal or no charge or adjustment)	50,153	49.3
Not subject to discretionary withdrawal	11,178	11.0

Total annuity reserves, deposit fund liabilities and separate account liabilities before reinsurance	101,753	100.0%

Less reinsurance ceded	0

Net annuity reserves, deposit fund liabilities and separate account liabilities	$101,753

Included in the above table is $1,358,000 in supplementary contracts with life contingencies and not included is $102,000 of separate account liabilities.

17

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Separate accounts held by Federal Life relate to individual policyholders, do not have any minimum guarantees, and the investment risks associated with market value changes are borne entirely by the policyholder. The assets in the accounts, carried at fair value, are mutual funds.

11.	Concentrations

The Company maintains cash and cash equivalent balances at several financial institutions. Accounts are insured up to $100,000 per depositor by the Federal Deposit Insurance Corporation (FDIC). Cash balances in excess of insured amounts totaled $4,026,754 as of December 31, 2007.

The largest investment in any single unaffiliated issuer, excluding U.S. government issuances and affiliated common stock as of December 31, 2007 was $5,398,030, representing approximately 2.29% of total admitted assets.

Note 12.	Separate Accounts

All of the separate and variable accounts held by the Company relate to individual and group variable annuities of a nonguaranteed return nature. Vanguard is the sole custodian and fund manager for all separate account assets. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit. If death occurs before age 65, the death benefit is the greater of account value or premium paid. If death occurs after age 65, the death benefit is equal to the account value.

18

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Nonguaranteed
Separate Accounts
(In thousands)

Premiums, considerations or deposits for the year ended December 31, 2007	$75

Reserves at December 31, 2007
For accounts with assets at:
Market value	$29,536
Amortized cost	—

Total reserves	$29,536

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—
At book value without MV adjustment and with current surrender charge of 5% or more	—
At market value	29,536
At book value without MV adjustment and with current surrender charge less than 5%	—
Subtotal	29,536

Not subject to discretionary withdrawal	—

Total	$29,536

Reconciliation of Net Transfers To (From) Separate Accounts

1. Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$74,679
Transfers from Separate Accounts	(1,449,575)

Net transfers to (from) Separate Accounts	(1,374,896)
2. Reconciling Adjustments:
Payments on net policyholder surrender and fund withdrawals	$1,411,004
Payments on supplementary contracts	62,909
Exchange Purchases recorded as annuity benefits on the Life, Accident and Health Annual Statement	(70,000)
3. Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$35,130

19

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 13.	Nonadmitted Assets

The Company had the following nonadmitted assets as of December 31:

	2007	2006

Uncollected premiums	$13,000	$13,000
Net deferred tax asset	4,652,577	4,110,947
Furniture and equipment	59,904	6,409
Healthcare and other amounts receivable	476,830	549,655
Suspense accounts	560,765	177,241

Total	$5,763,076	$4,857,252

20

Other Financial Information

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007

Investment income earned
U.S. government bonds	$1,536,367
Other bonds (unaffiliated)	8,395,966
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	311,128
Common stocks of affiliates	432,000
Mortgage loans	—
Real estate	800,528
Premium notes, policy loans and liens	706,298
Collateral loans	—
Cash/short-term investments	234,013
Other invested assets	—
Derivative instruments	—
Aggregate write-ins for investment income	17,556

Gross investment income	$12,433,856

Real estate owned (book value, less encumbrances)	$2,528,481

Mortgage loans (book value)
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	—

Total mortgage loans	$—

Mortgage loans by standing (book value)
Good standing	$—

Good standing with restructured terms	$—

Interest overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

Other long-term assets (statement value)	$—

Collateral loans	$—

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

21

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007 — (Continued)

Bonds and stocks of parents, subsidiaries and affiliates (book value)
Bonds	$—

Preferred stocks	$—

Common stocks	$811,013

Bonds and short-term investments by class and maturity:
Bonds and short-term investments by maturity (statement value):
Due within 1 year or less	$12,837,637
Over 1 year through 5 years	51,767,438
Over 5 years through 10 years	98,057,500
Over 10 years through 20 years	10,444,183
Over 20 years	984,110

Total Maturity	$174,090,868

Bonds and short-term investments by class (statement value)
Class 1	$131,634,766
Class 2	33,532,888
Class 3	5,686,676
Class 4	2,493,395
Class 5	743,143
Class 6	—

Total by class	$174,090,868

Total bonds publicly traded	$172,324,164

Total bonds privately placed	$1,766,704

Preferred stocks (statement value)	$—

Common stocks (market value)	$12,266,309

Short-term investments (book value)	$3,928,802

Options, caps and floors owned (statement value)	$—

Options, caps and floors written and in force (statement value)	$—

Collar, swap and forward agreements open (statement value)	$—

Futures contracts open (current value)	$—

Cash on deposit	$(607,138)

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

22

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007 — (Continued)

Life insurance in force
Industrial	$—

Ordinary	$1,718,606,000

Credit life	$—

Group life	$2,290,877,000

Amount of accidental death insurance in force under ordinary policies	$135,705,000

Life insurance policies with disability provisions in force
Industrial	$—

Ordinary	$201,312,000

Credit life	$—

Group life	$—

Supplementary contracts in force
Ordinary — not involving life contingencies
Amount on deposit	$199,719

Amounts of income payable	$186,870

Ordinary — involving life contingencies
Amounts of income payable	$216,039

Group — not involving life contingencies
Amount on deposit	$—

Amounts of income payable	$—

Group — involving life contingencies
Amounts of income payable	$—

Annuities
Ordinary
Immediate — amount of income payable	$156,260

Deferred — fully paid account balance	$7,472,423

Deferred — not fully paid — account balance	$—

Group
Amount of income payable	$929,818

Fully paid account balance	$43,795,909

Not fully paid — account balance	$—

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

23

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007 — (Continued)

Accident and health insurance — premiums in force
Ordinary	$358,898

Group	$21,303

Credit	$—

Deposit funds and dividend accumulations
Deposit funds — account balance	$11,520

Dividend accumulations — account balance	$9,922,759

Claim payments
Group accident and health
2007	$2,000

2006	$4,000

2005	$—

2004	$—

2003	$—

Prior	$—

Other accident and health
2007	$73,000

2006	$132,000

2005	$56,000

2004	$9,000

2003	$3,000

Prior	$51,000

Other coverages that use development methods to calculate claims reserves
2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

Prior	$—

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

24

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007 — (Continued)

Investment Risks Interrogatories

1.	Federal Life’s total admitted assets, excluding separate accounts, as reported on page two of its Annual Statement for the year ended December 31, 2007 are $205,985,092.

2.	The following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt; (ii) property occupied by the Company; and (iii) policy loans.

Investment	Amount	Admitted Assets

RREEF American Reit II Inc	$5,398,030	2.6%
MALT 2004-10 5A7	2,193,566	1.1
RAST 2004-A9 A10	2,037,361	1.0
BOAA 2005-6 5A6	2,015,066	1.0
GMAC Mortgage Corp.	1,913,049	0.9
Credit Suisse First Boston Mortgage	1,521,840	0.7
PNC Mortgage Acceptance Corp.	1,483,926	0.7
CMSI 2004-9 1A6	1,335,418	0.6
Morgan Stanley Mortgage Loan Trust	1,237,719	0.6
MASTR 2004-6 2A14	1,132,513	0.5

3.	Federal Life does not hold any preferred stocks as of December 31, 2007. Federal Life’s entity’s total admitted assets held in bonds and short-term investments by NAIC rating as of December 31, 2007 is as follows:.

NAIC-1	$131,634,766	63.9%
NAIC-2	33,532,888	16.3
NAIC-3	5,686,676	2.8
NAIC-4	2,493,395	1.2
NAIC-5	743,143	0.4
NAIC-6	—	—

4.	Assets held in foreign investments are less than 2.5% of Federal Life’s total admitted assets.

5.	Not required.

6.	Not required.

7.	Not required.

8.	Not required.

9.	Not required.

10.	Not required.

11.	Assets held in Canadian investments are less than 2.5% of Federal Life’s total admitted assets.

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

25

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007 — (Continued)

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of Federal Life’s total admitted assets.

13.	Assets held in equity interest are greater than 2.5% of Federal Life’s total admitted assets.

Name of Issuer	Amount	Admitted Assets

RREEF America Reit II Inc.	$5,398,030	2.6%
iShares Russell 2000 Index Fund	650,566	0.3
Americana Realty Company	538,147	0.3
FLC Mortgage Company	237,445	0.1
Vanguard Emerging Market	222,116	0.1
Oracle Corp.	133,222	0.1
Exxon Mobil Corporation	123,202	0.1
Baxter International Inc.	121,905	0.1
Schlumberger LTD	118,044	0.1
Cisco Systems Inc.	113,694	0.1

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Federal Life’s total admitted assets.

15.	Assets held in general partnership interest are less than 2.5% of Federal Life’s total admitted assets.

16.	Mortgage loans reported in Schedule B are less than 2.5% of Federal Life’s total admitted assets.

17.	Not required.

18.	Assets held in real estate reported are less than 2.5% of Federal Life’s total admitted assets.

19.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Federal Life’s total admitted assets.

20.	Not required.

21.	Not required.

22.	Not required.

23.	Not required.

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

26

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2007 — (Continued)

			Admitted Assets
	Gross Investment		as Reported in the
	Holdings*		Annual Statement
Investment Categories	$	%	$	%

Bonds
U.S. Treasury securities	$9,151,370	4.60%	$9,151,370	4.60%
U.S. government agency and corporate obligations (excluding mortgage-backed securities)
Issued by U.S. government agencies
Issued by U.S. government-sponsored agencies	13,677,544	6.87	13,677,544	6.87
Securities issued by states, territories and possessions and political subdivisions in due as General obligations
Mortgage-backed securities (includes residential and commercial MBS)
Pass-through securities
Guaranteed by GNMA	723,205	0.36	723,205	0.36
Issued by FNMA and FHLMC	4,004,262	2.01	4,004,262	2.01
Privately issued
CMOs and REMICs
Issued by FNMA and FHLMC	39,007,654	19.61	39,007,654	19.61
Privately issued and collateralized by MBS issued or guaranteed by GNMA, FNMA or FHLMC
All other privately issued	18,932,235	9.52	18,932,235	9.52
Other debt and other fixed income securities (excluding short term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	77,454,450	38.93	77,454,450	38.93
Unaffiliated foreign securities	7,211,348	3.62	7,211,348	3.62
Affiliated securities
Publicly traded equity securities (excluding preferred stocks)
Unaffiliated	5,982,164	3.01	5,982,164	3.01
Other equity securities
Affiliated	811,013	0.41	811,013	0.41
Unaffiliated	5,473,130	2.75	5,473,130	2.75
Real estate investments
Property occupied by Company	2,528,481	1.27	2,528,481	1.27
Policy loans	10,685,668	5.37	10,685,668	5.37
Receivables for securities
Cash and short-term investments	3,321,664	1.67	3,321,664	1.67

Total invested assets	$198,964,188	100%	$198,964,188	100%

*	Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual.

See note to supplemental schedule of selected financial data and independent auditor’s report regarding supplemental information.

27

Federal Life Insurance Company (Mutual)

Note to Supplemental Schedule of Selected Financial Data
December 31, 2007

Basis of Presentation

The accompanying schedule presents selected statutory financial data as of December 31, 2007, and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audit Report Section of the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, and agrees to or is included in the amounts reported in Federal Life’s 2007 Statutory Annual Statement as filed with the Illinois Department of Financial and Professional Regulation — Division of Insurance.

See independent auditor’s report regarding supplemental information.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors
Federal Life Insurance Company (Mutual)

We have audited the accompanying statutory-basis statements of operations, changes in policyowners’ surplus, and cash flow of Federal Life Insurance Company (Mutual) (Company) for the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable, but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the results of operations or cash flows of Federal Life Insurance Company (Mutual) for the year ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flow of Federal Life Insurance Company (Mutual) for the year ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance.

/s/  Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois
February 7, 2006

PROSPECTUS

FEDERAL LIFE TRUST

Federal Life Fixed Income Portfolio
Federal Life Equity Portfolio

December 15, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a criminal offense.

THE PORTFOLIOS

This prospectus describes the two portfolios (the “Portfolios”) of Federal Life Trust, a Delaware statutory trust (the “Trust”), the Federal Life Fixed Income Portfolio and the Federal Life Equity Portfolio. The Portfolios are investment vehicles for individual variable deferred annuity contracts. Shares of the Portfolios are offered only to Federal Life Variable Annuity Account — A, a separate account of Federal Life Insurance Company (Mutual), to fund the benefits of individual variable deferred annuity contracts. Shares are not offered to the general public.

This prospectus includes important information about the Portfolios that you should know before investing. You should read this prospectus and keep it for future reference. You also should read the separate account prospectus for the individual variable deferred annuity contract that you want to purchase. That prospectus contains information about the contract, your investment options, the separate account and expenses related to purchasing a individual variable deferred annuity contract.

The Board of Trustees of the Trust may change the investment objective or the principal investment strategies, or both, without the approval of the separate account, as sole shareholder of the Portfolios. If there is a material change to the investment objective or principal investment strategy, you should consider whether a Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolios will achieve their investment objectives.

FLC Investment Management Company, LLC is the investment adviser to the Portfolios (“Adviser”), and Alley Company, LLC is the subadviser to the Portfolios (“Subadviser”). See “Management of the Portfolios.”

The Federal Life Fixed Income Portfolio

Investment Objective

The Federal Life Fixed Income Portfolio seeks to provide investors with current income and preservation of capital.

Principal Investment Strategies

The Federal Life Fixed Income Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of exchange-traded funds (each, an “ETF” or “Underlying ETF” and collectively, “ETFs” or “Underlying ETFs”). The Portfolio invests, under normal circumstances, its net assets plus the amount of any borrowings for investment purposes, primarily in Underlying ETFs. For the purposes of this investment policy, assets are measured at the time of purchase. Each Underlying ETF, in turn, in an attempt to track its benchmark, invests in a variety of U.S. and foreign securities or commodities. For more information regarding the nature of various ETFs and their principal investment strategies, see “Additional Information About Investment Strategies” in this prospectus.

The Federal Life Fixed Income Portfolio, under normal market conditions, is expected to invest its assets primarily in Underlying ETFs that invest primarily in fixed-income securities of issuers in a variety of sectors, providing investors with broad-based market exposure. Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, or may hold cash. In order to meet its objective of providing capital preservation, the Portfolio may make short sales or make frequent trades.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and the Underlying ETFs may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either the Adviser or the Subadviser believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

1

The Federal Life Fixed Income Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. In determining the specific weightings for each asset class and the Underlying ETFs, the Subadviser will consider relative attractiveness. The Subadviser will analyze myriad factors to determine relative attractiveness, including economic and valuation considerations. Additionally, the Subadviser will consider asset classes and underlying ETFs for their diversification benefits within the Portfolio, according to the Subadviser’s asset allocation model, in order to achieve a higher level of expected return for a given level of risk or a given level of expected return for a lower level of risk.

Percentage of
Underlying
Asset Class	ETF Holdings

Cash Equivalents	0 — 80%
U.S. Treasuries	0 — 40%
U.S. Treasury Inflation Protected	0 — 30%
U.S. Agencies	0 — 30%
U.S. Corporates	0 — 40%
Mortgage and Asset Backed Securities	0 — 40%
International Bonds	0 — 25%
High Yield*	0 — 15%

*	High yield bonds are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk.

The above table is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of the Adviser, the Subadviser may change these asset classes and the allocations from time-to-time without the approval of or notice to the separate account, the sole shareholder of the Portfolio.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Federal Life Fixed Income Portfolio. The main risks of investing in the Portfolio are:

Management Risk

The Subadviser will use a subjective process in selecting the specific ETFs in which the Portfolio will invest, considering economic and valuation considerations as well as diversification benefits. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. Although the Adviser is responsible for overseeing the Subadviser, the Adviser is newly formed and has never managed a fund.

ETF Risks

The Portfolio will invest primarily in ETFs. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF. In addition, Underlying ETFs are subject to the following risks:

•	the market price of an Underlying ETF’s shares may trade above or below its net asset value;

•	an active trading market for an Underlying ETF’s shares may not develop or be maintained;

•	the Underlying ETF may employ an investment strategy that utilizes leverage;

2

•	trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or

•	an Underlying ETF may fail to achieve close correlation with the benchmark that it tracks, which is referred to as tracking error, due to a variety of factors, such as rounding of prices and changes to the benchmark and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the benchmark.

Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

Fixed Income Securities Risk

The Federal Life Fixed Income Portfolio is expected to invest its assets primarily in ETFs that invest primarily in fixed-income securities, including, but not necessarily limited to, U.S. Treasury ETFs across all maturities, investment grade corporate bonds, mortgage backed securities and high yield corporate bonds. Through its investments, the Federal Life Fixed Income Portfolio will be exposed to fixed income risks described below:

Credit Risk.  Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government’s full faith and credit. Certain securities issued by U.S. government-sponsored entities, such as FNMA, FHLMC and Federal Home Loan Banks are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds, and high yield bonds are subject to greater credit risk than higher quality bonds. High yield bonds are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk.

Change in Rating Risk.  A credit rating is a measure of an issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has strong capacity to make all payments, but the degree of safety is somewhat less. If a rating agency gives a debt security a lower rating, the value of the debt security will ordinarily decline because investors will demand a higher rate of return. Lower-rated debt securities, including high yield bonds, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

Interest Rate Risk.  Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in “deflation,” the principal and income of inflation-protected bonds held by an Underlying ETF would likely decline in price, which would result in losses for the Underlying ETF.

Prepayment and Extension Risk.  Prepayment risk is the risk that during periods of falling interest rates, an issuer of securities may be able to repay principal prior to the security’s maturity causing the Underlying ETF to have to reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain securities will be paid off substantially more slowly than originally anticipated and the value of those

3

securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying ETFs’ income.

Duration Risk.  Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Securities Risk

The Federal Life Fixed Income Portfolio may invest in international fixed income ETFs, which are ETFs that invest in fixed income securities issued outside the U.S. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Derivatives Risk

The Portfolio will invest primarily in ETFs, some of which may use derivatives. Therefore, the Portfolio may be exposed to derivatives risk through its investments in ETFs. Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Investments in these ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Real Estate Investment Risk

The Federal Life Fixed Income Portfolio will invest in ETFs that invest in the fixed income securities of issuers across a variety of sectors. Therefore, it is likely that some of the Underlying ETFs will invest in fixed income securities of one or more issuers in the real estate sector. Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Short Sale Risk

In order to meet its investment objective of providing preservation of capital for investors, the Portfolio may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

4

Turnover Risk

The Portfolio is actively managed. In an effort to meet the Portfolio’s investment objective of providing preservation of capital for investors, the Subadviser will use its discretion in determining when and how often to buy and sell portfolio investments. Although the rate of turnover of portfolio investments is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and the separate account, its sole shareholder. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Market Timing Risk

The Federal Life Fixed Income Portfolio intends to invest in international fixed income ETFs. Therefore, the Portfolio may invest in ETFs that invest in debt securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

For a description of the Portfolio’s policies and procedures with respect to disclosure of its portfolio holdings, and a further discussion of the Portfolio’s investments and risks, please refer to the Statement of Additional Information (“SAI”).

The Federal Life Equity Portfolio

Investment Objective

The Federal Life Equity Portfolio seeks to provide investors with capital appreciation.

Principal Investment Strategies

The Federal Life Equity Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of ETFs. The Portfolio invests, under normal circumstances, its net assets plus the amount of any borrowings for investment purposes, primarily in Underlying ETFs. For the purposes of this investment policy, assets are measured at the time of purchase. Each Underlying ETF, in turn, in an attempt to track its benchmark, invests in a variety of U.S. and foreign securities or commodities. For more information regarding the nature of various ETFs and their principal investment strategies, see “Additional Information About Investment Strategies” in this prospectus.

The Federal Life Equity Portfolio, under normal market conditions, is expected to invest its assets primarily in Underlying ETFs that invest primarily in equities of issuers in a variety of sectors, providing investors with broad-based market exposure. Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, or may hold cash. In order to meet its objective of providing capital appreciation to investors, the Portfolio may make short sales or make frequent trades.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and the Underlying ETFs may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either the Adviser or the Subadviser believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

The Federal Life Equity Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. In determining the specific weightings for each asset class and the Underlying ETFs, the Subadviser will consider relative attractiveness. The Subadviser will analyze myriad factors to determine relative attractiveness, including economic and valuation

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considerations. Additionally, the Subadviser will consider asset classes and underlying ETFs for their diversification benefits within the Portfolio, according to the Subadviser’s asset allocation model, in order to achieve a higher level of expected return for a given level of risk or a given level of expected return for a lower level of risk.

Percentage of
Underlying
Asset Class	ETF Holdings

Cash Equivalents	0 — 20%
U.S. Large Cap Growth	0 — 40%
U.S. Large Cap Value	0 — 40%
U.S. Mid Cap	0 — 25%
U.S. Small Cap	0 — 25%
Real Estate Investment Trusts	0 — 10%
Commodities	0 — 10%
International	0 — 35%
Emerging Markets	0 — 20%

The above table is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of the Adviser, the Subadviser may change these asset classes and the allocations from time-to-time without the approval of or notice to the separate account, the sole shareholder of the Portfolio.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Federal Life Equity Portfolio. The main risks of investing in the Portfolio are:

Management Risk

The Subadviser will use a subjective process in selecting the specific ETFs in which the Portfolio will invest, considering economic and valuation considerations as well as diversification benefits. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. Although the Adviser is responsible for overseeing the Subadviser, the Adviser is newly formed and has never managed a fund.

ETF Risks

The Portfolio will invest primarily in ETFs. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF. In addition, Underlying ETFs are subject to the following risks:

•	the market price of an Underlying ETF’s shares may trade above or below its net asset value;

•	an active trading market for an Underlying ETF’s shares may not develop or be maintained;

•	the Underlying ETF may employ an investment strategy that utilizes leverage;

•	trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or

•	an Underlying ETF may fail to achieve close correlation with the benchmark that it tracks, which is referred to as tracking error, due to a variety of factors, such as rounding of prices and changes to the

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benchmark and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the benchmark.

Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

Equity Securities Risk

The Federal Life Equity Portfolio is expected to invest its assets primarily in ETFs that invest primarily in equities of issuers in a variety of sectors including, but not necessarily limited to large capitalization, medium capitalization and small capitalization, as well as international, of both growth and value companies. Through its investments, the Federal Life Equity Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets. Because the Subadviser does not select individual companies in the Underlying ETFs, the Underlying ETFs may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. Additional equity securities risks are set forth below.

Small and Medium Capitalization Companies.  The Federal Life Equity Portfolio is expected to invest its assets in ETFs that invest in equities of companies with small to medium-sized market capitalizations. Investing in these companies involve higher risks in some respects than investments in equities of companies with larger capitalizations. Prices of small-capitalization and even medium-capitalization equities are often more volatile than prices of large-capitalization equities. In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in some small-capitalization equities, an investment in those equities may be illiquid.

Growth and Value Companies.  By investing in a mix of growth and value companies, the Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth companies typically lack the dividend yield that may cushion stock prices in market downturns. Value companies involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

Foreign Securities Risk

The Federal Life Equity Portfolio may invest in international equity ETFs, which are ETFs that invest in securities that are issued outside the U.S. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

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Derivatives Risk

The Portfolio will invest primarily in ETFs, some of which may use derivatives. Therefore, the Portfolio may be exposed to derivatives risk through its investments in ETFs. Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Investments in these ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Commodities Risk

The Federal Life Equity Portfolio may invest in ETFs that invest directly in physical commodities, such as gold, silver and other precious minerals. Commodity prices can be volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Real Estate Investment Risk

The Federal Life Equity Portfolio will invest in ETFs that invest in the equity securities of issuers across a variety of sectors. Therefore, it is likely that some of the Underlying ETFs will invest in equity securities of one or more issuers in the real estate sector. Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Short Sale Risk

In order to meet its investment objective of providing capital appreciation to investors, the Portfolio may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

Turnover Risk

The Portfolio is actively managed. In an effort to meet the Portfolio’s investment objective of providing capital appreciation to investors, the Subadviser will use its discretion in determining when and how often to buy and sell portfolio investments. Although the rate of turnover of portfolio investments is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and the separate account, its sole shareholder. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Market Timing Risk

The Federal Life Equity Portfolio intends to invest in international ETFs. Therefore, the Portfolio may invest in ETFs that invest in equity securities listed on foreign exchanges that may be susceptible to market

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timing or time zone arbitrage. Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

For a description of the Portfolio’s policies and procedures with respect to disclosure of its portfolio holdings, and a further discussion of the Portfolio’s investments and risks, please refer to the SAI.

Performance

Because the Portfolios have been in existence for less than one calendar year, no performance information is included in this prospectus. Performance information for certain periods will be included in each Portfolio’s first annual or semiannual report. The Portfolios’ past performance, when available, will not necessarily indicate how they will perform in the future. Shares of the Portfolios, when redeemed, may be worth more or less than their initial cost.

Fees and Expenses

The following table describes the annual operating expenses that you indirectly pay if you invest in a Portfolio by allocating your contract payments to the Portfolio. The contract and separate account assesses fees and expenses that are not described in this prospectus. If the fees and expenses of your contract or separate account were included in this table, your overall expenses would be higher. You should review the contract or separate account prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of an account for the separate account (as sole shareholder), servicing of the separate account, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by the separate account and passed through to all contract owners.

Annual Portfolio Operating Expenses	Federal Life Fixed	Federal Life
(expenses that are deducted from Portfolio assets)	Income Portfolio	Equity Portfolio

Management Fee	0.25%	0.25%
Other Expenses(1)	0.25%	0.25%
Acquired ETF Fees and Expenses(2)	0.19%	0.15%

Total Annual Fund Operating Expenses	0.69%	0.65%

(1)	Because each Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year. Other expenses may include, but are not necessarily limited to, registration fees, a portion of the Chief Compliance Officer costs, directors and officers insurance, and the fees and expenses of disinterested trustees.

(2)	The separate account, which will be each Portfolio’s sole shareholder, will indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. Therefore, the contract owners, as indirect investors in the Portfolios, will also indirectly bear the expenses of the Underlying ETFs. The expenses of the Underlying ETFs, however, are not out-of-pocket expenses for the separate account or the contract owners. The expenses of the Underlying ETFs are taken out of the ETFs and will be reflected in their market values. The annual operating expenses for the underlying ETFs for each of the Portfolios are estimated to range from .07% to .60%, with a weighted average of 0.19% based on the expected mix of Underlying ETFs for the Federal Life Fixed Income Portfolio, and a weighted average of 0.15% based on the expected mix of Underlying ETFs for the Federal Life Equity Portfolio, which are shown in the table. The Portfolios may invest in a different mix of ETFs, which could result in a different weighted average. Each Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s estimated pro rata portion of the estimated cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s estimated net total annual fund operating expenses for the current fiscal year. The operating expenses in this fee table will not correlate to the expense ratio in each Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the

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Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses are estimated to be 0.50%.

Example

This example is intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in the other Portfolio and other funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	Federal Life Fixed	Federal Life
	Income Portfolio	Equity Portfolio

3 years	$220.56	$207.90
1 year	$70.46	$66.39

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

FLC Investment Management Company, LLC, the investment adviser (the “Adviser”) and the Trust have engaged Alley Company, LLC (the “Subadviser”) to act as subadviser to each Portfolio, as described in more detail below under the heading “Management of the Portfolios.” Subject to the Adviser’s supervision, the Subadviser allocates each Portfolio’s assets among a variety of asset class and short-term (money market) investments by investing in Underlying ETFs. These Underlying ETFs, in turn, invest in a variety of U.S. and foreign securities and other instruments.

The Subadviser utilizes asset allocation models developed by the Subadviser to allocate each Portfolio’s assets among the Underlying ETFs. The Subadviser’s analysis in selecting and weighting the Underlying ETFs may include returns-based style analysis, Underlying ETF performance analysis, review of Underlying ETF tracking error, and Underlying ETF expenses. The Subadviser seeks to determine the combination of Underlying ETFs that it believes will meet the target allocations for each Portfolio.

Each Portfolio will invest the proceeds from the sale of its shares, reinvest dividends generated from the Underlying ETFs, reinvest other income, and redeem investments in the Underlying ETFs to provide the cash necessary to satisfy redemption requests for Portfolio shares. However, the portion of each Portfolio’s net assets represented by an Underlying ETF or asset class could differ substantially over time from the target allocation, as the Underlying ETFs’ asset values may change due to market movements and portfolio management decisions. Periodically, the Subadviser will re-evaluate each Portfolio’s asset allocation and may recommend the rebalancing of a Portfolio’s assets among Underlying ETFs to meet the target allocations. Each Portfolio may change its target allocation to each asset class, the Underlying ETFs’ exposure to each asset class, or target allocations to each Underlying ETF (including adding or deleting Underlying ETFs) without prior approval from or notice to the separate account, as sole shareholder.

Decisions to sell shares of the Underlying ETFs are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio’s portfolio holdings, or as an adjustment to an Underlying ETF’s target allocation based on the Subadviser’s view of the Portfolio’s characteristics and other allocation criteria. The Adviser retains sole, ultimate authority over the allocation of each Portfolio’s assets and the selection of, and allocation to, the particular Underlying ETFs in which the Portfolio will invest, but generally follows the views of the Subadviser.

Limitations on Investments in Underlying ETFs

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other open-end investment company and all other open-end investment

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companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Some Underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act. Each Portfolio intends to rely on such exemptive orders and to comply with the conditions specified in such exemptive orders from time to time. Any Underlying ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.

Some Underlying ETFs, such as those that invest primarily in commodities and currencies, as well as futures contracts on commodities and currencies, may not be registered as investment companies under the 1940 Act. Therefore, the restrictions on investment discussed above would not apply to those Underlying ETFs.

Information About The Underlying ETFs

Exchange-traded funds (or ETFs) are open-ended mutual funds that are listed and traded on national securities exchanges. Typically, ETFs try to replicate a stock market index, a market sector such as telecommunications, or a geographic area such as Japan. Other ETFs try to reflect the value of a commodity such as silver, or a foreign currency such as euro, or an index composed of futures contracts on commodities or currencies. For more information regarding investment strategies of ETFs, see below. The ETF industry has been expanding and additional ETF products may be developed in which the Portfolios may invest. The Subadviser purchases the shares of the Underlying ETFs on behalf of the Portfolios in the secondary market.

The Underlying ETFs in which the Portfolios intend to invest may change from time to time and the Portfolios may invest in Underlying ETFs at the discretion of the Adviser and the Subadviser without prior notice to or approval of the separate account, as sole shareholder. Please see the SAI for information regarding disclosure of each Portfolio’s holdings. The prospectus and SAI for each Underlying ETF will be available on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Each Underlying ETF will normally be invested according to its investment strategy. See “Principal Investment Strategies of the Underlying ETFs” below. However, each Underlying ETF may also have the ability to invest without limitation in money market instruments or other investments for temporary defensive purposes. See “Temporary Defensive Positions” below.

Principal Investment Strategies of the Underlying ETFs

Generally, the Underlying ETFs utilize a low cost “passive” or “indexing” investment approach to attempt to approximate the investment performance of their respective benchmarks. Currently, there are no ETFs that are actively managed. If, however, such ETFs begin trading in the future, the Portfolios may invest in them.

Most ETFs use one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which has a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. ETFs that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Generally, each Underlying ETF will be fully invested in accordance with its investment objectives and strategies. However, pending investment of cash balances, or if an Underlying ETF’s portfolio manager believes that business, economic, political, or financial conditions warrant, an Underlying ETF may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, banker’s acceptances, and interest bearing saving deposits of commercial banks;

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(3) prime quality commercial paper; and (4) repurchase agreements covering any of the foregoing securities. Should this occur, the Underlying ETF will not be pursuing its investment objective and may miss potential market upswings.

The above disclosure generally applies to ETFs that invest in securities and track stock market indexes. The Portfolios may also invest in commodity-based ETFs, which either invest directly in a particular commodity, such as silver, or invest in futures contracts on commodities in an attempt to track an index composed of futures contracts on commodities. The Portfolios may also invest in currency-based ETFs, which either invest directly in a particular foreign currency, such as euro, or invest in futures contracts on currencies in an attempt to track an index composed of futures contracts on currencies. Generally the investment objective of an ETF that invests directly in a particular commodity or currency is for the value of the shares to reflect the current price of the particular commodity or currency, less expenses and liabilities.

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, a Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper, or repurchase agreements, even though these positions are inconsistent with a Portfolio’s or Underlying ETF’s principal investment strategies.

Investments that are highly liquid and comparatively safe tend to offer lower returns. As a result, the Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments.

Master/Feeder Structure

In lieu of investing directly, a Portfolio may seek to achieve its investment objective by converting to a master/feeder structure pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale. The SAI contains more information about the possible conversion to a master/feeder structure.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

FLC Investment Management Company, LLC (the “Adviser”) is newly registered with the SEC as an investment adviser. The Adviser commenced business operations in July 2008 and is located at 3750 West Deerfield Road, Riverwoods, Illinois. The Adviser has no prior experience managing registered investment companies.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more Subadvisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment, and personnel required for managing the assets of each Portfolio.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), each Portfolio pays the Adviser an annual management fee of 0.25% based on such Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Adviser is required to pay all fees due to a Subadviser out of the management fee the Adviser receives from the Portfolio. The Advisory Agreement was unanimously approved by the Board of Trustees, including the Independent Trustees, at a meeting of the Board of Trustees held on July 21, 2008.

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The initial term of the Advisory Agreement is two years. The Board of Trustees or the separate account, as sole shareholder, of each Portfolio may extend the Advisory Agreement for additional one-year terms. The Board of Trustees or the separate account, as sole shareholder, of each Portfolio or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Investment Subadviser

The Adviser is responsible for selecting the Subadviser to each Portfolio. The Adviser has selected Alley Company, LLC, an SEC-registered investment adviser that specializes in separate account equity investment management, to serve as the Subadviser to each Portfolio (“Alley Company” or “Subadviser”). Alley Company commenced business operations in 1998 and is located at 585 Bank Lane, Suite 2400, Lake Forest, Illinois.

The Subadviser is engaged to manage the investments of each Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Subadviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of primary Underlying ETFs and money market funds in the portion of each Portfolio’s investment portfolio under its management. The Adviser pays the Subadviser an annual subadvisory management fee of 0.25% based on such Portfolio’s average daily net assets. The Adviser pays the subadvisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The subadvisory management fee is paid on a monthly basis. The Portfolio is not responsible for the payment of this subadvisory management fee. The Investment Subadvisory Agreement was unanimously approved by the Board of Trustees, including the Independent Trustees, at a meeting of the Board of Trustees held on July 21, 2008.

Depending on when the Board of Trustees reviews and, if appropriate, renews the existing investment advisory and subadvisory agreements relating to the Portfolios, either the annual or semi-annual report of the Portfolios will contain information about the factors that the Board of Trustees considered in approving such agreements.

Portfolio Manager

Steven J. Alley, President and Chief Compliance Officer of Alley Company, is responsible for the day-to-day management of each Portfolio. Mr. Alley has investment experience dating back to 1983. Prior to founding Alley Company in 1998, he had a 12-year career with Morgan Stanley, spending the last five years there as a Managing Director in charge of Private Client Services and the Institutional Equity Department in Chicago. He graduated from the University of Wisconsin with a BBA and MBA in finance and was a student in the school’s Applied Securities Analysis Program.

The SAI provides additional information about the portfolio manager, including portfolio manager compensation, other accounts managed by portfolio manager, and each portfolio manager’s ownership of share in the Portfolio.

SHAREHOLDER INFORMATION

Buying and Selling Shares

Each Portfolio may sell its shares only to the Federal Life Variable Annuity Account — A, the separate account of Federal Life Insurance Company (Mutual). Investment in the Portfolios is available to the public only through purchase of certain individual variable deferred annuity contracts issued by Federal Life Insurance Company (Mutual). If you own a contract, Federal Life Insurance Company (Mutual) will allocate your purchase payments to a Portfolio through the separate account in accordance with your contract.

The separate account is the sole shareholder of record of each Portfolio’s shares. Any reference to the shareholder in this prospectus generally refers to the separate account and not to you, the contract owner.

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Each Portfolio continuously offers shares to Federal Life Insurance Company (Mutual) at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request. For more information regarding NAV and other valuation procedures, see “Other Information — Net Asset Value.” Federal Life Insurance Company (Mutual) submits purchase and redemption orders to the Trust based on allocation instructions for purchase payments, transfer instructions and surrender or partial withdrawal requests that are furnished to Federal Life Insurance Company (Mutual) by such contract owners. Federal Life Insurance Company (Mutual) is a designated agent of the Portfolios. The Trust, the Adviser and the Portfolios’ distributor reserve the right to reject any purchase order from any party for shares of any Portfolio.

Each Portfolio will ordinarily make payment for redeemed shares within seven (7) days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder’s request in proper form.

Each Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the New York Stock Exchange (“NYSE”) is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Portfolio to dispose of its assets or calculate their net asset values; or as permitted by the SEC.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. The separate account, as sole shareholder, may realize a gain or loss for tax purposes and will incur any costs of sale in the event that it receives securities or other property on redemption.

The accompanying disclosure documents for the contracts describes the allocation, transfer, and surrender provisions of such contracts.

Valuing Shares

The price at which you buy, sell, or exchange Portfolio shares is the share price or NAV. The share price for shares of each Portfolio is determined by adding the value of that Portfolio’s investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the shares outstanding of that Portfolio. Each Portfolio is open for business each day that the NYSE is open (a “Business Day”). Each NAV is calculated at the close of that Portfolio’s Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). NAV is not calculated on the days that the NYSE is closed.

When a Portfolio calculates its share price, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

Excessive Trading and Market Timing Activities

While the Portfolios provide the separate account, as sole shareholder, with daily liquidity, their investment programs are designed to serve long-term investment needs. Excessive trading and market timing activities (“Excessive Trading”) in a Portfolio’s shares can be disruptive to the management of the Portfolio and as a result may hurt the long-term performance of the Portfolio.

For example, Excessive Trading activities may expose the separate account, as sole shareholder, and the contract owners who invest in the separate account to additional risks, such as:

•	the loss of investment opportunity by requiring a Portfolio to maintain more liquid assets as opposed to being able to invest such assets in long-term investments; and

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•	increased brokerage and administrative cost to a Portfolio due to redemption requests that are unusually large in either dollar amounts or number of redemptions.

In addition, each Portfolio will invest in shares of Underlying ETFs which in turn may invest in securities that may be primarily listed on foreign exchanges, the impact of events that occur after the close of a foreign exchange but before the close of trading on the NYSE may present risks of “time-zone arbitrage.” Similarly, each such Underlying ETF may hold certain small-capitalization (e.g. small company) stocks that are thinly traded, and these types of securities, as with securities listed on foreign exchanges, are also prone to stale pricing and other potential pricing discrepancies (each an Excessive Trading strategy). An investor engaging in this type of Excessive Trading of a Portfolio would seek to capture any pricing inefficiencies and possibly cause a dilution of the value in a Portfolio’s shares. Excessive Trading risks can be magnified for funds that are smaller in asset size.

In order to address these risks, the Portfolios’ Board of Trustees has implemented the following policies and procedures and has delegated these responsibilities to the Transfer Agent to designate and discourage Excessive Trading activity in the Portfolios. The Portfolios are currently using the following methods:

•	Reviewing on a continuing basis recent trading activity to attempt to identify any unusually large amounts of money moving in and out of a Portfolio;

•	Refusing or restricting any purchase or exchange that a Portfolio believes to be short-term, excessive, or disruptive to long-term investing; and

•	Suspending redemption and/or exchange privileges for the separate account if a Portfolio determines that the separate account has engaged in excessive or disruptive trading activity.

The Board of Trustees has adopted the policies and procedures to help the Trust and each Portfolio identify Excessive Trading activities by the separate account, as sole shareholder, in a Portfolio. Neither the Trust nor any Portfolio accommodates Excessive Trading activities. The Portfolios expect the Transfer Agent to uniformly apply the policies and procedures referenced above to all transactions, except that an exception may be made in the event of an administrative error. The Transfer Agent has discretion in deciding whether to restrict transactions. Because application of the policies and procedures is discretionary, it is possible that some Excessive Trading activities will be detected and deterred, while other Excessive Trading activities will be allowed to proceed. Therefore, none of these tools can guarantee that Excessive Trading activity will not occur. For information regarding limitations on transfers by contract owners, see the prospectus for the separate account and the contract.

Anti-Money Laundering

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Contract owners may be asked to provide additional information in order for the Trust and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Tax Consequences

The following discussion regarding U.S. federal income taxes is only general information and is not intended as tax advice to any individual. You should consult your own tax advisor as to how these general rules will apply to you. Please see the SAI for additional U.S. federal income tax information.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of United States federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with

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the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

The Portfolios will distribute substantially all of their net income and capital gains to the separate account, as the sole shareholder, each year. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested at net asset value in the Portfolios. For contract owners, the result of automatic reinvestment of distributions on a Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the contracts you own. Please see the contract prospectus accompanying this prospectus for more information.

The Portfolios each intend to qualify as a “regulated investment company” under the Code in order to be relieved of federal income tax on that part of their net investment income and realized capital gains they distribute to the separate account, as the sole shareholder. To qualify, the Portfolios must meet certain relatively complex income and diversification tests. The loss of such status would result in the Portfolios being subject to federal income tax on their taxable income and gains.

Federal tax regulations require that funds offered through insurance company separate accounts must meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts. The Adviser and the Subadviser intend to diversify investments in accordance with those requirements. The prospectus for the separate account describes the federal income tax treatment of distributions from such contracts to contract owners.

Distribution Plan

The Trustees have adopted a defensive plan of distribution pursuant to Rule 12b-1 under the 1940 Act for the Portfolios (the “Distribution Plan”). The Distribution Plan recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. Under the Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Trustees has currently authorized such payments for the Portfolios.

OTHER INFORMATION

Net Asset Value

The net asset value per share of each Portfolio will be determined as of the close of regular trading on the NYSE each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of that Portfolio less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of regular trading on the NYSE on that day.

Foreign securities exchanges, which set the prices for foreign securities held by each Portfolio, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges. In this situation, a Portfolio would not calculate net asset value on Thanksgiving Day and the Portfolio would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by that Portfolio on that day. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Securities traded on one or more of the U.S. national securities exchanges or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

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Notwithstanding the foregoing, where market quotations are not readily available, or in the Adviser’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Portfolio’s net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. Fair valuation procedures may also be employed for securities such as certain derivatives, swaps, and other similar instruments for which there are no market quotations readily available. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The value assigned to fair-valued securities for purposes of calculating the Portfolio’s net asset value may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their net asset values. A Portfolio may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

Disclosure of Portfolio Holdings

The SAI contains a complete description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings.

Service Providers

Adviser:	FLC Investment Management Company, LLC 3750 West Deerfield Road Riverwoods, Illinois 60015

Subadviser:	Alley Company, LLC 585 Bank Lane, Suite 2400 Lake Forest, Illinois 60045

Distributor:	FED Mutual Financial Services, Inc. 3750 West Deerfield Road Riverwoods, Illinois 60015

Legal Counsel:	Locke Lord Bissell & Liddell LLP 111 South Wacker Drive Chicago, Illinois 60606

Administrator and Transfer Agent:	UMB Financial Services, Inc. 803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233

Custodian:	UMB Bank, N.A. 928 Grand Boulevard Kansas City, Missouri 64106

FINANCIAL REPORTS

Although this prospectus describes each Portfolio’s anticipated investments and operation, each Portfolio will also prepare annual and semi-annual reports that detail that Portfolio’s actual investments at the end of the period covered by the report. These reports will include a discussion of each Portfolio’s recent performance, as well as market and general economic trends affecting that Portfolio’s performance. The annual report will also include the report of the Portfolios’ registered independent public accounting firm.

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NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information. We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Portfolio through a financial intermediary, including, but not limited to, a broker-dealer, bank, or company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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FEDERAL LIFE TRUST

Federal Life Fixed Income Portfolio
Federal Life Equity Portfolio

The SAI dated December 15, 2008, is a supplement to this prospectus and has detailed information about the Portfolios and their investment policies and practices. The SAI is incorporated into this prospectus by reference; in other words, it is legally a part of this prospectus, and you are considered to be aware of its contents.

To make inquiries and to request other information, including the SAI, free of charge, please contact Federal Life Insurance Company (Mutual) at 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750.

The SAI is also available, free of charge, through the website of Federal Life Insurance Company (Mutual) at www.federallife.com.

The prospectus and the SAI are also available, free of charge, on the SEC’s website at www.sec.gov. The SAI is also available, after paying a duplication fee, from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Portfolio and its shares not contained in this prospectus and you should not rely on any other information. Read and keep this prospectus for future reference.

Investment Company Act File #811-22145

STATEMENT OF ADDITIONAL INFORMATION

FEDERAL LIFE TRUST

Federal Life Fixed Income Portfolio
Federal Life Equity Portfolio
December 15, 2008

This combined Statement of Additional Information (“SAI”) contains information about Federal Life Trust (the “Trust”) and the shares of the Federal Life Fixed Income Portfolio and the Federal Life Equity Portfolio (each, a “Portfolio” and collectively, the “Portfolios”).

This SAI is not a prospectus and should be read in conjunction with the current prospectus for the shares of each Portfolio, dated December 15, 2008. The prospectus provides the basic information you should know before investing in a Portfolio. This SAI is incorporated by reference into the prospectus; in other words, this SAI is legally part of the prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the prospectus.

You may obtain, without charge, the current prospectus and SAI for the Portfolios from Federal Life Insurance Company (Mutual), upon written or oral request to 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750.

HISTORY OF THE TRUST

The Trust was organized on November 16, 2007 as a statutory trust under the laws of the State of Delaware. The Trust’s principal office is located at 3750 West Deerfield Road, Riverwoods, Illinois 60015.

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

The Trust is an open-end, series management investment company with two Portfolios. The Portfolios are investment vehicles for individual variable deferred annuity contracts issued by Federal Life Variable Annuity Account — A, a separate account. Shares of the Portfolios are offered only to Federal Life Insurance Company (Mutual) and the separate account to fund the benefits of individual variable deferred annuity contracts. Shares are not offered to the general public.

Each Portfolio invests primarily in a combination of exchange-traded funds (“Underlying ETFs”). Each Portfolio is a “diversified” portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). A diversified portfolio is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified portfolio’s assets may be invested in any manner.

FLC Investment Management Company, LLC (“Adviser”) serves as investment adviser to each Portfolio, and Alley Company, LLC (“Subadviser”) serves as the subadviser to each Portfolio.

Investment Objective and Policies

Each Portfolio has adopted a non-fundamental investment objective that is set forth in the prospectus, as well as investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio. Non-fundamental policies may be changed without the approval of the separate account, as sole shareholder, by the Trustees of the Trust at any time.

The investment objective and policies of a Portfolio determine the allocation of assets to the Underlying ETFs, the degree of risk to which the Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any Portfolio will be achieved.

Investment Restrictions and Limitations

Fundamental Investment Restrictions

The following investment restrictions have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio. As used in this SAI and in the prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

•	67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

•	more than 50% of the Portfolio’s outstanding shares.

These investment restrictions provide that each Portfolio:

•	may not issue senior securities or borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.

•	may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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•	may not concentrate its investments in any particular industry or industries, except that each Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).

•	may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.

•	may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission.

•	will not make any loans except to the extent that it acquires obligations or makes loans of its assets.

•	may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.

•	must, under normal circumstances, invest its assets (defined as net assets plus the amount of any borrowing for investment purposes) primarily in ETFs.

The separate account, as sole shareholder of the Portfolios, will be provided with at least 60 days’ prior notice of any change to the policy of a Portfolio to invest its assets primarily in ETFs.

Non-Fundamental Investment Restrictions

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining the approval of the separate account, as sole shareholder. Under the non-fundamental investment restrictions, each Portfolio may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”). Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the SEC that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation.

Master/Feeder Structure

Notwithstanding any fundamental or non-fundamental restriction or policy, each Portfolio may operate in a master-feeder structure; in that case, to the extent required by applicable law, regulation or interpretation, the Portfolio will invest all of its assets that are “investment securities” (as defined in the 1940 Act) in securities issued by an open-end investment company with substantially the same investment objective as the Portfolio.

Restrictions of Underlying ETFs

The Underlying ETFs in which the Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying ETF are set forth in its respective statement of additional information.

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Portfolios segregate liquid assets in connection with those types of transactions.

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Investments in Underlying ETFs

To implement its investment strategy, each Portfolio invests its assets in a combination of Underlying ETFs. Each Underlying ETF generally invests directly in portfolio securities.

Short-Term Instruments

The Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds.

Temporary Defensive Positions

When market conditions are unstable, or the managers believe it is otherwise appropriate to reduce equity holdings, the Portfolios may invest in short-term debt securities for defensive purposes. Short-term debt securities are typically selected because of their liquidity, stability of principal, and are subject to less volatility than longer-term debt securities.

U.S. Government Obligations

The Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or Federal Home Loan Bank (“FHLB”) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING ETFs

The prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information regarding types of instruments in which the Underlying ETFs may invest, strategies the Adviser and the Subadviser may employ in pursuit of an Underlying ETF’s investment objective, and related risks. Additionally, the Portfolios may directly invest in any of these instruments, and thereby expose the Portfolios directly to these risks.

Equity Securities

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an

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issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Bonds

A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. An Underlying ETF may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

Each Underlying ETF may borrow in the same manner as the Portfolios, as described above.

Convertible Securities

Certain of the Underlying ETFs may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate Bonds

Certain of the Underlying ETFs may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the

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securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Ratings

An investment-grade rating means the security or issuer is rated investment-grade by Moody’s® Investors Service (“Moody’s”), Standard & Poor’s® Rating Services, a division of McGraw-Hill Companies, Inc. (“S&P®”), Fitch Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical ratings organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or Subadviser. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are subject to moderate credit risk and are considered medium-grade and, as such, may possess certain speculative characteristics; while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying ETFs, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB — by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

Inflation-Protected Obligations

A Portfolio or Underlying ETF may invest in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying ETF.

Municipal Securities

Certain of the Underlying ETFs may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying ETFs may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying ETFs may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts: one, a variable-rate security and the other, a residual interest bond. The interest rate for the

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variable-rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying ETF. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Diversification and Concentration

Certain of the Underlying ETFs are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified fund’s assets may be invested in any manner.

Other Underlying ETFs are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying ETF is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying ETF’s underlying index and, consequently, the Underlying ETF’s investment portfolio. This may adversely affect the Underlying ETF’s performance or subject the Underlying ETF’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying ETF may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying ETF’s underlying index and consequently the Underlying ETF’s investment portfolio. This may adversely affect the Underlying ETF’s performance or subject the Underlying ETF’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying ETF intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Underlying ETF of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of an Underlying ETF and make it less likely that the Underlying ETF will meet its investment objective.

Floating-and Variable-Rate Obligations

Certain of the Underlying ETFs may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-and variable-rate instruments that the Underlying ETFs may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying ETFs may purchase floating-and variable-rate obligations. Those Underlying ETFs may purchase floating-and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, as determined in accordance with

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Rule 2a-7 of the 1940 Act. Variable-rate demand notes include master demand notes. Master demand notes are obligations that permit an Underlying ETF to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying ETF, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying ETF’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying ETF may invest in obligations that are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying ETF may invest. The Adviser, on behalf of an Underlying ETF, considers on an ongoing basis the creditworthiness of the issuers of the floating-and variable-rate demand obligations in the Underlying ETF’s portfolio.

Exchange Traded Notes

The Portfolio may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Foreign Securities and Emerging Markets Securities

Certain of the Underlying ETFs may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Certain of the Underlying ETFs may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser or the Subadviser to be of comparable quality to the other obligations in which the Underlying ETF may invest. Certain of the Underlying ETFs may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying ETF’s assets invested in obligations of foreign governments and supranational

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entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying ETFs may invest a portion of their total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying ETFs may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying ETF invests in securities of foreign issuers, the Underlying ETF’s investment in such securities may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

An Underlying ETF may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Some foreign markets in which the Underlying ETFs may invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying ETF to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

Currency Transactions

The Portfolios and Underlying ETFs may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios and Underlying ETFs will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio or Underlying ETF at one rate, while offering a lesser rate of exchange should the Portfolio or Underlying ETF desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio or Underlying ETF may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

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When a Portfolio or Underlying ETF agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Portfolio or Underlying ETF will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolio or Underlying ETF may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio’s or Underlying ETF’s investment adviser.

A Portfolio or Underlying ETF may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio or Underlying ETF owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio or Underlying ETF could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward contract to sell Deutsche marks or euro in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio or Underlying ETF may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Portfolio or Underlying ETF held investments denominated in Deutsche marks, such Portfolio or Underlying ETF could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio or Underlying ETF had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio or Underlying ETF to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio or Underlying ETF will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio or Underlying ETF will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Subadviser’s or underlying adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s or Underlying ETF’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio or Underlying ETF if currencies do not perform as the investment adviser anticipates. For example, if a currency’s value rose at a time when the investment adviser had hedged a Portfolio or Underlying ETF by selling that currency in exchange for dollars, a Portfolio or Underlying ETF would be unable to participate in the currency’s appreciation. If the Subadviser or an underlying adviser hedges currency exposure through proxy hedges, a Portfolio or Underlying ETF could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser or an underlying adviser increases a Portfolio’s or Underlying ETF’s exposure to a foreign currency, and that currency’s value declines, the Portfolio or Underlying ETF will realize a loss. There is no assurance that the Subadviser’s or underlying adviser’s use of forward currency contracts will be advantageous to a Portfolio or Underlying ETF or that it will hedge at an appropriate time.

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Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the Adviser and the Subadviser determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and Subadviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the Adviser or Subadviser to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, either Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity. If any security held by a Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult. A Portfolio may be unable to dispose of illiquid securities promptly or at reasonable prices, which may cause the Portfolio difficulty satisfying redemptions within seven days.

Delayed-Delivery and When-Issued Transactions

Each Portfolio may invest in Underlying ETFs that buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Underlying ETF to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Underlying ETF may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Underlying ETF assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because an Underlying ETF is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Underlying ETF’s other investments. If an Underlying ETF remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, an Underlying ETF will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When an Underlying ETF has sold a security on a delayed-delivery basis, an Underlying ETF does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Underlying ETF could miss a favorable price or yield opportunity, or could suffer a loss.

Each Underlying ETF may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Futures Contracts

The Portfolios or the Underlying ETFs may enter into futures contracts. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual

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price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying ETF. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. No assurance can be given that a liquid market will exist for any particular contract at any particular time.

Purchasing Put and Call Options

By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by selling or exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Portfolio or an Underlying ETF. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio or an Underlying ETF to continue to hold a position until delivery or expiration regardless of the change in its value. As a result, a Portfolio or an Underlying ETF’s access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if a Portfolio or an Underlying ETF determines not to, close a position in anticipation of adverse price

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movements, the Portfolio or Underlying ETF will be required to make daily cash payments on variation margin. The Portfolio or Underlying ETFs may segregate liquid assets in connection with futures contracts.

Writing Put And Call Options

When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions

Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETFs current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

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A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options

There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s or Underlying ETFs access to other assets held to cover its options or futures positions could also be impaired.

OTC Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. When a Portfolio or Underlying ETF purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio or Underlying ETF as well as the loss of any expected benefit of the transaction. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There is no assurance that a Portfolio or an Underlying ETF will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio or an Underlying ETF might be unable to close out an OTC option position at any time prior to its expiration. If Portfolio or an Underlying ETF is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

Asset Coverage For Options Positions

The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios’ assets could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

Stock Index Futures and Options on Stock Index Futures

Certain of the Underlying ETFs may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date — the buyer paying the difference if the actual price is lower than the contract price and the seller paying the

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difference if the actual price is higher. An Underlying ETF intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying ETFs segregate liquid assets in connection with these types of futures contracts.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Swap Agreements

An Underlying ETF may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with the Underlying ETF receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of an Underlying ETF’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Underlying ETF.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Portfolio or Underlying ETF would have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the rights of the Portfolio or Underlying ETF as a creditor. The Portfolio or Underlying ETF may not receive the net amount of payments that it contractually is entitled to receive.

Repurchase Agreements

Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to

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limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Subadviser, as the case may be.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio or Underlying ETF will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the ability of the Portfolio or Underlying ETF to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio or Underlying ETF may not be able to substantiate its interest in the underlying securities. If the seller fails to repurchase the securities, the Portfolio or Underlying ETF may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio or Underlying ETF will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Subadviser, as the case may be.

A Portfolio’s or Underlying ETF’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio or Underlying ETF has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s or Underlying ETF’s obligation to repurchase the securities, and the Portfolio’s or Underlying ETF’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Investment Companies, REITs and ETFs

A Portfolio and the Underlying ETFs may invest in the securities of other investment companies (including money market funds), ETFs that are not investment companies and real estate investment trusts (“REITs”) to the extent allowed by law.

To the extent allowed by law or regulation, each Underlying ETF may invest its assets in securities of investment companies that are money market funds, in excess of the limits discussed above. Other investment companies in which an Underlying ETF invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying ETF.

An Underlying ETF may purchase shares of ETFs. An Underlying ETF may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts — to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying ETF. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying ETF may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying ETF may invest in shares of ETFs that are advised by the Adviser or Subadviser.

The Underlying ETFs may purchase interests in REITs. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts,

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which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Commodities

Some of the Underlying ETFs may invest directly in physical commodities, such as gold, silver and other precious minerals. Commodity prices can be volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Securities Lending

Some of the Underlying ETFs may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Underlying ETFs to retain ownership of the securities loaned and, at the same time, to earn additional income. There may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially. Cash received through loan transactions may be invested in any security in which the Underlying ETFs are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Asset-Backed and Commercial Mortgage-Backed Securities

Certain of the Underlying ETFs may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of asset-backed and commercial mortgage-backed securities may, therefore, repay principal in advance. This forces an Underlying ETF to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying ETF’s income. In addition, changes in prepayment levels can increase the volatility of prices and yields on asset-backed and commercial mortgage-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for an asset-backed and commercial mortgage-backed security and that security is prepaid, the Underlying ETF may not recover the premium, resulting in a capital loss.

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Mortgage Securities

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Nongovernment mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities

Certain of the Underlying ETFs may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the GNMA, or by one of several U.S. government-sponsored enterprises, such as the FNMA, FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying ETF may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date.

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An Underlying ETF may use TBA transactions in several ways. For example, an Underlying ETF may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” an Underlying ETF generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying ETF may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying ETF to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of “TBA rolls” may cause an Underlying ETF to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying ETFs generally segregate liquid assets in connection with TBA transactions.

Loan Participations and Assignments

An Underlying ETF may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying ETF will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying ETF derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying ETF may invest may not be rated by any NRSRO.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying ETF to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying ETF could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying ETF had purchased a direct obligation of the borrower.

An Underlying ETF may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying ETF has direct recourse against the corporate borrower, the Underlying ETF may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying ETF were determined to be subject to the claims of the agent bank’s general creditors, the Underlying ETF might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying ETF may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying ETF also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or

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insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying ETF does not receive scheduled interest or principal payments on such indebtedness, the Underlying ETF’s net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying ETF more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated. An Underlying ETF may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying ETF bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying ETF may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an Underlying ETF. For example, if a loan is foreclosed, an Underlying ETF could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying ETF could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Funding Agreements

Certain of the Underlying ETFs may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable-or floating-interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying ETF may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying ETF’s Board of Trustees.

Participation Interests

An Underlying ETF may invest in participation interests in any type of security in which the Underlying ETF may invest. A participation interest gives an Underlying ETF an undivided interest in the underlying securities in the proportion that the Underlying ETF’s participation interest bears to the total principal amount of the underlying securities.

Warrants

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Short-Term Instruments

Each Underlying ETF may invest in short-term instruments in the same manner as the Portfolios, as described above.

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U.S. Government Obligations

Each Underlying ETF may invest in U.S. government obligations in the same manner as the Portfolios, as described above.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes quarterly dissemination of full holdings for each Portfolio with a 30 day lag. However, under conditions of confidentiality, the policy and procedures set forth above do not prevent the sharing of either Portfolio’s holdings under the specific exceptions provided below:

•	Disclosures that are required by law;

•	Disclosures necessary for service providers, which included but are not limited to, investment advisers, administrator, custodian, accounting agent, technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios to perform legitimate business functions for the benefit of the Trust;

•	Disclosure necessary for rating agencies to assess applicable fund ratings;

•	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

•	Disclosure to the Portfolio’s or service providers’ regulatory authorities, accountants, or counsel; and

•	Disclosures to investment advisers of the Portfolios of complied data concerning accounts managed by the investment adviser.

The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of six months period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

The Board of Trustees will periodically review the list of entities that have received holdings of either Portfolio to ensure that the disclosure of the information was in the best interest of the separate account (as sole shareholder), identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of either Portfolio’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its service providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ holdings.

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The identity of such entities is provided below:

	Frequency of	Information	Date of	Date Provided
Name of Recipient	Holdings Disclosure	Lag	Information	to Recipients

FLC Investment Management Company, LLC	Daily	None	Daily	Daily
(Adviser)
Alley Company, LLC	Daily	None	Daily	Daily
(Subadviser)
UMB Financial Services, Inc.	Daily	None	Daily	Daily
(Administrator and Transfer Agent)
UMB Bank, N.A.	Daily	None	Daily	Daily
(Custodian)
Blackman Kallick, LLP	As needed	None	As needed	As needed
(Accounting Firm)
Locke Lord Bissell & Liddell LLP	As needed	None	As needed	As needed
(Counsel)

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The trustees are responsible for the overall management and operations of the Portfolios. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

The principal occupations for the past five years of the trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3750 West Deerfield Road, Riverwoods, Illinois 60015. Each trustee serves for an indefinite term, until his or her resignation, death or removal.

Independent Trustees

				Number of
				Portfolios in
				Portfolio	Other
		Term of Office	Principal	Complex	Trusteeships
	Position with	and Length of	Occupation(s)	Overseen by	Held By
Name and Age	the Portfolio	Time Served	During Last 5 years	Trustee	Trustee

Paul H. Berghoff, Jr.(42)	Trustee	Since , 2008	Mr. Berghoff is President of Berghoff & Company, Inc., a registered broker-dealer, since March 2001. He is also President of Berghoff & Company Capital Management, Inc., a registered investment adviser with the state of Illinois, since January 2002.	2	None
Lawrence P. Meehan(56)	Trustee	Since , 2008	Mr. Meehan is a Principal of Reinhart Partners, Inc., an SEC registered investment adviser, since October 1992.	2	None

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Interested Trustees

Number of
Portfolios in
				Portfolio	Other
		Term of Office	Principal	Complex	Trusteeships
	Position with	and Length of	Occupation(s)	Overseen by	Held By
Name and Age	the Portfolio	Time Served	During Last 5 years	Trustee	Trustee

William S. Austin(44)	Trustee	Since , 2008	Mr. Austin is the President and Chief Operating Officer of Federal Life Insurance Company (Mutual) since February 2002. He is also Executive Vice President of FED Mutual Financial Services, Inc. since February 2007.	2	None

Officers

		Term of Office	Principal
	Position with	and Length of	Occupation(s)
Name and Age	the Portfolio	Time Served	During last 5 years

William S. Austin(44)	President	Since , 2008	Mr. Austin is the President and Chief Operating Officer of Federal Life Insurance Company (Mutual) since February 2002. He is also Executive Vice President of FED Mutual Financial Services, Inc. since February 2007.
Fred T. Barth	Treasurer	Since , 2008	Mr. Barth is the Controller and Accounting Officer of Federal Life Insurance Company (Mutual) since June 1996. He is also Treasurer of FED Mutual Financial Services, Inc. since October 1996.
Christine Q. Kaefer	Chief Compliance Officer	Since , 2008	Ms. Kaefer is the Marketing Services Officer of Federal Life Insurance Company (Mutual) since November 1987. She is also Chief Compliance Officer of FED Mutual Financial Services, Inc. since February 1988.
Judy A. Manning	Secretary	Since , 2008	Ms. Manning is the Secretary of Federal Life Insurance Company (Mutual) since June 2006, and the Secretary to the Chairman as CEO since July 1977.

Except for their service on the Trust’s Board of Trustees, the independent trustees named above have not held any positions during the past two years with any Portfolio, the Adviser, the Subadviser or the Distributor, or any affiliate of the foregoing.

Standing Board Committees

The Trust’s Board of Trustees has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

The Audit Committee meets periodically with the Trust’s officers and the Trust’s independent registered public accounting firm to review accounting and financial reporting practices, the results of the annual audits

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of the Portfolios’ financial statements, the responsibilities and fees of the independent auditors and other matters. Members of the Audit Committee are currently Messrs. Berghoff and Meehan. Mr. Berghoff is an “audit committee financial expert” and serves as Chairperson of the Audit Committee.

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Governance Committee are currently Messrs. Berghoff and Meehan. Mr. Meehan serves as Chairperson of the Nominating and Governance Committee.

At the present time there are no other standing committees of the Trust’s Board of Trustees. The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

Trustee Ownership of Portfolio Shares

As of December 31, 2007,* the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios.

Independent Trustees

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in all
	Equity Securities in	Portfolios in the Trust
Name of Trustees	the Portfolio	Overseen by Trustees

Paul H. Berghoff, Jr.	None	None
Lawrence P. Meehan	None	None

Interested Trustees

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in all
	Equity Securities	Portfolios in the Trust
Name of Trustees	in the Portfolio	Overseen by Trustees

William S. Austin	None	None

Ownership of Securities of Certain Entities and Certain Relationships

As of December 31, 2007, the Independent Trustees and their immediate family members did not own any securities of the Adviser, the Subadviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation of Trustees

The Trust pays each Independent Trustee an annual base fee of $2,000 and a per meeting fee of $1,500 for meetings of the Board attended by the Trustee. Audit Committee members receive a fee of $250 for each Audit Committee meeting attended. Additionally, the Trust pays the Trustee who serves as Chairperson of the Audit Committee a fee of $250 for each Audit Committee meeting chaired.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

 * Each Portfolio is recently created and had not issued any shares as of December 31, 2007.

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Compensation Table

For the fiscal year ending December 31, 2008(1):

Estimated Aggregate
Compensation
Name	from the Trust

William S. Austin	$0
Paul H. Berghoff, Jr.	10,000
Lawrence P. Meehan	9,000

(1)	The Trust is newly organized. The information in this table is for estimated compensation to be paid during the current fiscal year.

No employee of the Adviser, Subadviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

Codes of Ethics

The Trust, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Portfolios

The Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. Portfolio policies and procedures used in determining how to vote proxies relating to fund securities. A copy of the Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI.

Information with respect to how the Adviser voted Portfolio proxies relating to portfolio securities during the most recent 12-month period ending December 31, 2008 will be available: (i) without charge, upon request, by calling 1-800-233-3750 (toll-free); and (ii) on the SEC’s website at www.sec.gov.

Shareholder Communications to the Board of Trustees

The Board of Trustees has established a process for the separate account, as sole shareholder, to communicate with the Board of Trustees. The separate account may contact the Board of Trustees by mail. Correspondence should be addressed to Federal Life Trust Board of Trustees, c/o Federal Life Insurance Company (Mutual), 3750 West Deerfield Road, Riverwoods, Illinois 60015. Communications to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Control Persons and Principal Holders of Securities

As of December 15, 2008, no shareholders were known by the Trust to own 5% or more of each Portfolio’s outstanding shares.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

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As of December 15, 2008, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

FLC Investment Management Company, LLC (the “Adviser”) was formed in 2007 to provide investment advisory services to the Portfolios and is registered with the SEC as an investment adviser. Located in Riverwoods, Illinois, the Adviser is a wholly-owned subsidiary of Federal Life Insurance Company (Mutual), a provider of life and health insurance and annuity products and the depositor for Federal Life Variable Annuity Account — A, the separate account purchasing shares of the Portfolios. The Distributor, FED Mutual Financial Services, Inc., is also a wholly-owned subsidiary of Federal Life Insurance Company (Mutual).

Anders Raaum is Managing Director of the Adviser and Christine Q. Kaefer is the Chief Compliance Officer of both the Adviser and the Trust.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Subadvisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate subaccounts of the approved Subadvisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

As compensation for such services, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.25% of the average net assets of the Portfolio. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Subadviser

The Adviser has selected Alley Company, LLC, an SEC-registered investment adviser that specializes in separate account equity investment management, to serve as the Subadviser to each Portfolio (“Alley Company” or “Subadviser”). Alley Company commenced business operations in 1998 and is located in Lake Forest, Illinois.

Under the terms of the Investment Subadvisory Agreement between the Trust, the Adviser, and the Subadviser (the “Subadvisory Agreement”), the Subadviser is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s prospectus. As compensation for such services, the Subadviser receives a management fee (the “Subadviser Management Fee”), payable monthly, for the performance of its services. The annual Subadviser Management Fee is paid out of the Adviser Management Fee and is equal to .25% of the average net assets of each Portfolio.

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PORTFOLIO MANAGERS

As of December 31, 2007, the following table summarizes the other investment activities of Steven J. Alley, the portfolio manager of the Portfolios.

Steven J. Alley

Registered Investment Companies
Assets	$—
# of Accounts	—
Performance Based Assets	—
# of Accounts	—
Other Pooled Accounts
Assets	—
# of Accounts	—
Performance Based Assets	—
# of Accounts	—
Other Accounts
Assets	124,778,501
# of Accounts	39
Performance Based Assets	26,133,235
# of Accounts	3
Grand Totals
Assets	150,911,736
# of Accounts	42

Description of Material Conflicts of Interest

The Adviser and Subadviser have adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Portfolio or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser and Subadviser each believe that all issues relating to potential material conflicts of interest involving the Portfolios and its other managed funds and accounts have been addressed.

Portfolio Manager Compensation Structure Disclosure

Pursuant to an agreement with the Adviser, the Subadviser is paid an annual Management Fee equal to .25% of the average net assets of each Portfolio. Steven J. Alley, the portfolio manager responsible for the day-to-day management of the Portfolios, is the sole owner of the Subadviser. Mr. Alley’s compensation is not fixed and varies based on the profitability of the Subadviser.

Ownership of Securities

The portfolio manager, Steven J. Alley, does not own securities in either Portfolio as of December 15, 2008.

THE DISTRIBUTOR

FED Mutual Financial Services, Inc. (the “Distributor”), located in Riverwoods, Illinois, serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated as of July 21, 2008 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA. The

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Distributor is a wholly-owned subsidiary of Federal Life Insurance Company (Mutual), a provider of life insurance and annuity products and the depositor for Federal Life Variable Annuity Account — A, the separate account purchasing shares of the Portfolios. The Adviser, FLC Investment Management Company, LLC, is also a wholly-owned subsidiary of Federal Life Insurance Company (Mutual). The offering of the Portfolio’s shares is continuous. The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares. The Distribution Agreement provides that, unless sooner terminated, it will continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Corporation. The Distribution Agreement will automatically terminate in the event of its assignment.

The Trustees have adopted a defensive plan of distribution pursuant to Rule 12b-1 under the 1940 Act for the Portfolios (the “Distribution Plan”). The Distribution Plan recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. Under the Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Portfolios.

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company. No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Portfolios or provide other services. Such payments are in addition to any fees or other expenses paid by the Portfolios. These additional payments may be made to service agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent. Cash compensation also may be paid to service agents for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a service agent to recommend or sell shares of the Portfolio to you. Please contact your service agent for details about any payments it may receive in connection with the sale of Portfolio shares or the provisions of services to the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

OTHER SERVICE PROVIDERS

The Administrator and Transfer Agent

UMB Financial Services, Inc., located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, serves as the administrator (“Administrator”) pursuant to a Administration and Fund Accounting Agreement

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with the Trust and as the transfer agent (“Transfer Agent”) pursuant to a Transfer Agency Agreement with the Trust. Pursuant to the Administration and Fund Accounting Agreement, the Administrator provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Under the Transfer Agency Agreement, the Transfer Agent will provide all of the customary services of a transfer agent and dividend disbursing agent including receiving and processing orders to purchase or redeem shares, mailing reports and prospectuses to the separate account (as sole shareholder).

The Custodian

UMB Bank, N.A. is the custodian (“Custodian”) for each Portfolio and is located at 928 Grand Boulevard, Kansas City, Missouri. Pursuant to a Custody Agreement, the Custodian maintains a custody account or accounts in the name of the Portfolios, receives and delivers all assets for the Portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Portfolios, and pays all expenses of the Portfolios. The Custodian will receive a market value fee, which will be billed to and paid by the Trust on a monthly basis.

Independent Registered Public Accounting Firm

Blackman Kallick, LLP, serves as the Trust’s independent registered public accounting firm and is located at 10 South Riverside Plaza, 9th Floor, Chicago, Illinois. The independent registered public accounting firm examines the annual financial statements for the Trust and provides other audit, tax, and related services. Blackman Kallick, LLP also serves as the independent registered public accounting firm of Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account — A, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc.

Legal Counsel

Locke Lord Bissell & Liddell LLP, located at 111 South Wacker Drive, Chicago, Illinois, serves as legal counsel to the Trust, Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account — A, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by FLC Investment Management Company, LLC and Alley Company, LLC (collectively, the “Advisers”) pursuant to authority contained in each Portfolio’s Advisory Agreement and Sub-Advisory Agreement. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Advisers’ transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of

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such research has not reduced the Advisers’ normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts. Such research is used by the Advisers in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers’ overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When both Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio. A 100% turnover rate would occur if all of a Portfolio’s securities were replaced once within a one-year period. The Adviser expects that annual portfolio turnover in each Portfolio will be less than 100%.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of two separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional shareholder meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Portfolio’s fundamental investment policies. Such meetings would be for the separate account, as sole shareholder.

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Voting

All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Portfolio’s fundamental investment policy would be voted upon only by shareholders of that Portfolio. Additionally, approval of a Portfolio’s advisory contract is a matter to be determined separately by each Portfolio. Approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the prospectus of the Portfolios and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of a Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for either each dollar (and each fractional dollar thereof) of net asset value (“NAV”) (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust or each share outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote.

In accordance with the Trust’s Declaration of Trust, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause the Trust or one or more Portfolios to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions.

The Trust may not hold a meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

The separate account will be the sole shareholder of the Portfolios and, therefore, will control the outcome of all matters to be voted upon by shareholders of the Portfolios.

Dividends and Distributions

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, the separate account, as sole shareholder, of the Portfolios is entitled to receive the assets attributable to the Portfolios that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. The separate account, as sole shareholder, is not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

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VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the NYSE is open for business and will be computed by taking the aggregate market value of all assets of the Portfolio less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

•	by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including electronic exchanges, at the last reported sales price;

•	by valuing portfolio securities for which a quote is readily available at the last quoted price;

•	by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

•	by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, each Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of the shares of the Portfolio held by the separate account, as sole shareholder, when requested in accordance with the procedures set forth in the “Redemptions” section of the prospectus. Under the 1940 Act, the right of the separate account, as sole shareholder, to redeem shares and to receive payment therefor may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

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(c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the separate account, as the sole shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

DISTRIBUTIONS AND TAXES

The following is only a brief summary of important tax considerations that generally affect the Portfolios and should be read in conjunction with the section in the prospectus entitled “Shareholder Information — Tax Consequences.”

For a discussion of the impact on individual variable deferred annuity contract owners of income taxes that Federal Life Variable Annuity Account — A, the separate account issuing the individual variable deferred annuity contracts, may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for Federal Life Variable Annuity Account — A.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of U.S. federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

Distributions

All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. Each Portfolio currently intends to pay dividends, if any, on an annual basis. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

If the net asset value of shares is reduced below the separate account’s cost as a result of a distribution by the Portfolios, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of the separate account buying shares of the Portfolios just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the separate account, as sole shareholder.

Taxes

It is the policy of each Portfolio to comply with the provisions of the Code applicable to regulated investment companies. As a result, the Portfolio will not be subject to U.S. federal income tax on any net income or capital gains that it distributes to the separate account, as its sole shareholder.

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The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with the diversification requirement. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The Section 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issue. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Portfolios’ assets to be diversified so that no single investment represents more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. The Trust intends to comply with these diversification requirements. Failure of the Portfolios to satisfy the Section 817(h) requirements would result in taxation of the separate account, the variable life policies and individual variable deferred annuity contracts of Federal Life Insurance Company (Mutual), and tax consequences to the holders thereof.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formulas:

P (1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Portfolio are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to the separate account, which is the only shareholder account.

The following formula is used to calculate average annual returns after taxes before liquidations:

P*(1+T)[n] = ATVD

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the base period, at the end of the base period, after taxes on Portfolio distributions but not after taxes on redemption

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The following formula is used to calculate average annual returns after taxes after liquidations:

P(1+T)[n] = ATVDR

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Portfolio distributions and redemption.

The Portfolio may also calculate total return on a cumulative basis to reflect the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return = [ (ERV) − 1 ]

Yield Quotations

The 30-day (or one month) yield quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formula prescribed by the SEC:

Yield	=	2 [(	a−b cd	+ 1)[6]	− 1 ]

Where:

a = dividends and interest earned during the period

b = total expenses accrued for the period (net of reimbursements).

c = average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period.

Other Information

The Portfolio’s performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Portfolio will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Portfolio Performance

The performance of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Portfolio may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Daily, IBC/Donoghue’s Money Portfolio Report, Money Magazine, The Wall Street Journal and USA Today.

FINANCIAL STATEMENTS

Each Portfolio’s financial statements and financial highlights will be included in the Trust’s annual report, which is a separate report supplied independently of this SAI. Each Portfolio’s financial statements and financial highlights in the most recent annual report, if any, are incorporated herein by reference.

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APPENDIX A

FLC INVESTMENT MANAGEMENT COMPANY, LLC

PROXY VOTING POLICIES AND PROCEDURES

FLC Investment Management Company, LLC (“FLC”) is the investment manager for the Federal Life Fixed Income Portfolio and the Federal Life Equity Portfolio (the “Portfolios”). As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. Such authority may be delegated to an approved subadviser of the Portfolios. The following is a statement of the proxy voting policies that have been adopted by FLC.

GENERAL PRINCIPLES

In voting proxies, FLC is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. FLC will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, FLC will vote (or refrain from voting) proxies in the manner that we believe will be in the best economic interest of our client.

SUMMARY OF PROXY VOTING GUIDELINES

Election of Directors

FLC will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include: current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:

•	Attending less than 75% of board and committee meetings without a valid excuse, or

•	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

Ratification of Auditors

FLC will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. FLC believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired.

Shareholder Rights

Cumulative Voting

We generally favor cumulative voting proposals, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. Nonetheless, we will evaluate cumulative voting proposals on a case by case basis.

Supermajority Voting

We generally do not support supermajority voting provisions. Requiring a majority vote may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

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Takeover Issues

Votes on mergers, acquisitions and restructuring proposals must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.

Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, FLC believes that staggered boards are primarily an anti-takeover device and will vote against them. However, FLC does not necessarily vote against the re-election of staggered boards.

“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, FLC will vote against blank check preferred stock. However, FLC may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

Elimination of Preemptive Rights

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. FLC generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

“Fair Price” Amendments

This is a type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. FLC will carefully examine all fair price proposals. In general, FLC will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a minimal anti-takeover effect. In voting, FLC will evaluate the specifics of the plan presented.

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Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We would generally vote against plans that promote short-term performance at the expense of longer-term objectives. Dilution is also considered in reviewing all incentive plans.

Social Issues

It is our general policy to not support proposals on social issues that lack a demonstrable economic benefit to the issuer and its shareholders. We recognize that highly ethical and competent persons sometimes differ on such matters, and so we review the more controversial issues closely.

Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management may seek to influence large shareholders to vote with their recommendations on particularly controversial matters. Companies with which FLC has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which FLC votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for FLC clients, our proxy voting personnel regularly catalog companies with whom FLC has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent trustees of the Portfolios or upon the advice of an independent corporate governance or proxy voting service).

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